UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CASTLIGHT HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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1)	Amount Previously Paid:
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3)	Filing Party:
4)	Date Filed:

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April 21, 2015
To Our Stockholders,

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Castlight Health, Inc. The meeting will be held at the Hyatt Regency San Francisco, located at 5 Embarcadero Center, San Francisco, California, USA, 94111, on Monday, June 1, 2015 at 10:00 a.m. (Pacific Time).

Under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to our stockholders over the Internet. We believe that this delivery process reduces our environmental impact and lowers the costs of printing and distributing our proxy materials without impacting our stockholders’ timely access to this important information. On or about April 21, 2015, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2015 Annual Meeting of Stockholders and our fiscal 2014 Annual Report on Form 10-K. The Notice also provides instructions on how to vote by telephone or through the Internet and includes instructions on how to receive a paper copy of the proxy materials by mail.

The matters to be acted upon are described in the accompanying notice of annual meeting and proxy statement.

Please use this opportunity to take part in our company’s affairs by voting on the business to come before the meeting. Whether or not you plan to attend the meeting, please vote on the Internet or by telephone or request, sign and return a proxy card to ensure your representation at the meeting. Your vote is important.

We hope to see you at the meeting.

Sincerely,

Giovanni M. Colella
Chief Executive Officer, Co-Founder and Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 1, 2015:
THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT
http://www.astproxyportal.com/ast/18865

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CASTLIGHT HEALTH, INC.
Two Rincon Center
121 Spear Street, Suite 300
San Francisco, California 94105
________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
________________
To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders of Castlight Health, Inc. (the “Company”) will be held on Monday, June 1, 2015, at 10:00 a.m. (Pacific Time) at the Hyatt Regency San Francisco, located at 5 Embarcadero Center, San Francisco, California, USA, 94111.
We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:
1.    To elect two Class I directors of the Company, each to serve until the 2018 annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal.
2.     To re-approve the Company’s 2014 Equity Incentive Plan to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended, and preserve the Company’s ability to receive corporate income tax deductions that may become available pursuant to Section 162(m).
3.    To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.
In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
Only stockholders of record at the close of business on April 6, 2015 are entitled to notice of, and to vote at, the meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available during ordinary business hours at our San Francisco offices for examination by any stockholder for any purpose relating to the meeting.
Your vote as a Castlight Health, Inc. stockholder is very important. With respect to all matters that will come before the meeting, each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 6, 2015, the record date. Holders of our Class A common stock and of our Class B common stock will vote together as a single class. For questions regarding your stock ownership, if you are a registered holder, you can contact our transfer agent, American Stock Transfer & Trust Company, LLC, through their website at www.amstock.com or by phone at (800) 937-5449.
By Order of our Board of Directors,
Jennifer W. Chaloemtiarana
General Counsel and Corporate Secretary
San Francisco, California
April 21, 2015
Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote by telephone or through the Internet or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Information About the Meeting” beginning on page 1 of the proxy statement and the instructions on the enclosed Notice of Internet Availability of Proxy Materials.

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CASTLIGHT HEALTH, INC.

PROXY STATEMENT FOR 2015 ANNUAL MEETING OF STOCKHOLDERS

i
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ii
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CASTLIGHT HEALTH, INC.
Two Rincon Center
121 Spear Street, Suite 300
San Francisco, California 94105
________________
PROXY STATEMENT FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

________________
April 21, 2015

GENERAL PROXY INFORMATION

Information About Solicitation and Voting

The accompanying proxy is solicited on behalf of the Board of Directors of Castlight Health, Inc. (“we”, “us” or the “Company”) for use at our 2015 Annual Meeting of Stockholders (the “meeting”) to be held at the Hyatt Regency San Francisco, located at 5 Embarcadero Center, San Francisco, California, USA, 94111, on Monday, June 1, 2015, at 10:00 a.m. (Pacific Time), and any adjournment or postponement thereof. If you held shares of our common stock on April 6, 2015, (the “record date”), you are invited to attend the meeting and vote on the proposal described in this proxy statement.

Internet Availability of Proxy Materials

Under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to our stockholders via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about April 21, 2015, we expect to send to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access our proxy materials, including our proxy statement and our annual report. The Notice of Internet Availability also provides instructions on how to vote by telephone or through the Internet and includes instructions on how to receive a paper copy of the proxy materials by mail.

This process is designed to reduce our environmental impact and lowers the costs of printing and distributing our proxy materials without impacting our stockholders’ timely access to this important information. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.

General Information About the Meeting

Purpose of the Meeting

At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the meeting, management will respond to questions from stockholders.

Record Date; Quorum

Only holders of record of common stock at the close of business on April 6, 2015, the record date, will be entitled to vote at the meeting. At the close of business on April 6, 2015, we had 93,093,915 shares of common stock outstanding and entitled to vote. The holders of a majority of the voting power of the shares of stock entitled to vote at the meeting as of the record date must be present at the meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the meeting if you are present and vote in person at the meeting or if you have properly submitted a proxy.

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Voting Rights; Required Vote

With respect to all matters that will come before the meeting, each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 6, 2015, the record date. Holders of our Class A common stock and of our Class B common stock will vote together as a single class. You may vote all shares owned by you as of April 6, 2015, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Stockholder of Record: Shares Registered in Your Name. If on April 6, 2015 your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting or vote by telephone, through the Internet, or if you request or receive paper proxy materials by mail, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If on April 6, 2015 your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the meeting. Because you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the meeting.

Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to our Board of Directors at the meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” all of the nominees or “WITHHOLD” your vote with respect to any of the nominees. Approval of Proposals 2 and 3 will be obtained if the number of votes cast “FOR” such proposal at the meeting exceeds the number of votes “AGAINST” such proposal. Abstentions (shares present at the meeting and voted “abstain”) are counted for purposes of determining whether a quorum is present, and have no effect on the outcome of the matters voted upon. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner, or (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present, and have no effect on the outcome of the matters voted upon. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote on the election of directors. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the meeting.

Recommendations of our Board of Directors on Each of the Proposals Scheduled to be Voted on at the Meeting

The Board of Directors recommends that you vote FOR all of the Class I directors named in this proxy statement (Proposal 1), FOR the re-approval of the 2014 Equity Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code, as amended, and preserving our ability to receive a corporate income tax deduction that may be available pursuant to Section 162(m) (Proposal 2) and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 (Proposal 3).

Voting Instructions; Voting of Proxies

If you are a stockholder of record, you may:

•	vote in person - we will provide a ballot to stockholders who attend the meeting and wish to vote in person;

•	vote via telephone or via the Internet - in order to do so, please follow the instructions shown on your Notice of Internet Availability or proxy card; or

•
vote by mail - if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the envelope provided.

Votes submitted by telephone or through the Internet must be received by 11:59 p.m., Pacific Time, on Friday, May 31, 2015. Submitting your proxy (whether by telephone, through the Internet or by mail if you request or received a paper proxy card) will not

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affect your right to vote in person should you decide to attend the meeting.   If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. You may either vote “FOR” all of the nominees to our Board of Directors, or you may withhold your vote from any nominee you specify. For Proposals 2 and 3, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.

If you received a Notice of Internet Availability, please follow the instructions included on the notice on how to access your proxy card and vote by telephone or through the Internet. If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting.

If you receive more than one proxy card or Notice of Internet Availability, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on the Notice of Internet Availability on how to access each proxy card and vote each proxy card by telephone or through the Internet. If you requested or received paper proxy materials by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

The expenses of soliciting proxies will be paid by us. Following the original mailing of the soliciting materials, we and our agents may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail, or otherwise. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the meeting by:

•	delivering to our Corporate Secretary (by any means, including facsimile) a written notice stating that the proxy is revoked;

•	signing and delivering a proxy bearing a later date; or

•	attending and voting at the meeting (although attendance at the meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Electronic Access to the Proxy Materials

The Notice of Internet Availability will provide you with instructions regarding how to:

•	view our proxy materials for the meeting through the Internet; and

•	instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will reduce the impact of our annual meetings of stockholders on the environment and lower the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by email, you will

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receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the meeting.

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CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are strongly committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management can pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, and other policies for the governance of the company. Our Corporate Governance Guidelines are available on the Investor Relations section of our website, which is located at http://ir.castlighthealth.com/investor-relations/corporate-governance/governance-documents/, by clicking on “Corporate Governance Guidelines,” under “Governance Documents.” The Corporate Governance Guidelines are reviewed at least annually by our Nominating and Corporate Governance Committee, and changes are recommended to our Board of Directors as warranted.

Board of Directors Leadership Structure

Our Corporate Governance Guidelines provide that our Board of Directors believes that it is in the best interest of the Company for the roles of Chairperson and Chief Executive Officer to be separated, and for the office of Chairperson to be held by an independent director. The role given to the Chairperson helps ensure a strong independent and active Board of Directors. Our Chairperson’s duties include, among other things, the nonexclusive authority to preside over meetings of the stockholders and the Board of Directors (including non-executive directors of our Board of Directors) and to hold such other powers and carry out such other duties as are also granted to the Chairman of our Board of Directors.

Our Board of Directors determined that selecting Bryan Roberts as our Chairperson was in our best interests and those of our stockholders. Maintaining separate roles of Chairperson and Chief Executive Officer provides us with optimally effective leadership. Dr. Roberts has led our Board of Directors as Chairperson since 2010. Since that time, our business has grown substantially, and our Board of Directors believes that Dr. Robert’s strategic vision for our business growth, historical perspective of our business and experience with facilitating the growth of health care, health care IT and biotechnology companies, make him well qualified to serve as Chairperson.

The Nominating and Corporate Governance Committee shall periodically consider the leadership structure of our Board of Directors and make such recommendations related thereto to our Board of Directors with respect thereto as the Nominating and Corporate Governance Committee deems appropriate. Our Corporate Governance Guidelines also provide that, the independent directors may, if deemed advisable, select a “Lead Independent Director.” Our independent directors have not selected a lead independent director to date.

Role of the Board of Directors in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management are undertaken. The Audit Committee also monitors security management and compliance with legal and regulatory requirements. Our Compensation and Talent Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking and reviews the steps management has taken to monitor or mitigate compensation-related risk exposures.

Independence of Directors

Our Board of Directors determines the independence of our directors by applying the independence principles and standards established by the New York Stock Exchange, or NYSE. These provide that a director is independent only if our Board of Directors affirmatively determines that the director has no direct or indirect material relationship with our company. They also specify various

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relationships that preclude a determination of director independence. Material relationships may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional and personal relationships.

Applying these standards, our Board of Directors annually reviews the independence of the company’s directors, taking into account all relevant facts and circumstances. In its most recent review, our Board of Directors considered, among other things, the relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Based upon this review, our Board of Directors has determined that the following director nominee and members of our Board of Directors are currently independent as determined under the rules of the NYSE:

Bryan Roberts Ann Lamont David B. Singer	David Ebersman Ed Park S. Steven Singh

Committees of Our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation and Talent Committee, and a Nominating and Corporate Governance Committee. The composition and responsibilities of each committee are described below. Copies of the charters for each committee are available, without charge, upon request in writing to Castlight Health, Inc., Two Rincon Center, 121 Spear Street, Suite 300, San Francisco, California 94105, Attn: General Counsel or by clicking on “Corporate Governance” in the investor relations section of our website, http://ir.castlighthealth.com/investor-relations/investors-overview/. Members serve on these committees until their resignations or until otherwise determined by our Board of Directors.

Audit Committee

Our Audit Committee is comprised of Ms. Lamont, Mr. Park and Mr. Singer. Mr. Singer is the chairman of our Audit Committee. The composition of our Audit Committee meets the requirements for independence under the current NYSE and SEC rules and regulations. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Mr. Singer is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. This designation does not impose on him any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors. Our Audit Committee is directly responsible for, among other things:

•	selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;

•	ensuring the independence of the independent registered public accounting firm;

•	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;

•	establishing procedures for employees to submit, anonymously, concerns about questionable accounting or audit matters;

•	considering the adequacy of our internal controls and internal audit function;

•	reviewing material related party transactions or those that require disclosure;

•	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm; and

•	monitoring security management and compliance with other legal and regulatory requirements.

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Compensation and Talent Committee

Our Compensation and Talent Committee is comprised of Dr. Roberts, Mr. Ebersman and Mr. Singh. Mr. Ebersman is the chairman of our Compensation and Talent Committee. The composition of our Compensation and Talent Committee meets the requirements of independence under the NYSE rules and regulations. Each member of this committee is an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Compensation and Talent Committee is responsible for, among other things:

•	reviewing and approving, or recommending that our Board of Directors approve, the compensation of our executive officers;

•	reviewing and approving, or recommending that our Board of Directors approve, the compensation of our directors;

•	administering our stock and equity incentive plans;

•	reviewing and approving, or making recommendations to our Board of Directors with respect to, incentive compensation and equity plans; and

•	reviewing our overall compensation philosophy.
Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Dr. Roberts and Mr. Singer. Dr. Roberts is the chairman of our Nominating and Corporate Governance Committee. The composition of the Nominating and Corporate Governance Committee meets the requirements of independence under the NYSE rules and regulations. The committee is responsible for, among other things:

•	identifying and recommending candidates for membership on our Board of Directors;

•	reviewing and recommending our corporate governance guidelines and policies;

•	reviewing proposed waivers of the code of conduct for directors and executive officers;

•	overseeing the process of evaluating the performance of our Board of Directors; and

•	assisting our Board of Directors on corporate governance matters.

The charters of our Audit, Compensation and Talent, and Nominating and Corporate Governance Committees are posted on our website at http://ir.castlighthealth.com/investor-relations/corporate-governance/governance-documents/.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation and Talent Committee during 2014 were Mr. Ebersman and Dr. Roberts. None of the members of our Compensation and Talent Committee in 2014 was at any time during 2014 or at any other time an officer or employee of the Company or any of its subsidiaries, and none had or have any relationships with the Company that are required to be disclosed under Item 404 of Regulation S-K. None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation and Talent Committee during 2014.

Board and Committee Meetings and Attendance

During 2014, (1) our Board of Directors held four meetings and acted by unanimous written consent two times, (2) the Audit Committee held six meetings, (3) the Compensation and Talent Committee held four meetings and acted by unanimous written consent twelve times, and (4) the Nominating and Corporate Governance Committee held two meetings and acted by unanimous written consent two times. During 2014, each member of our Board of Directors participated in at least 80% of the aggregate of all meetings of our Board of Directors and the aggregate of all meetings of committees on which such member served, that were held during the period in which such director served during 2014.

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Director Attendance at Annual Stockholders’ Meeting

It is our policy that directors are invited and encouraged to attend the annual meeting of stockholders in person. We completed our initial public offering in March 2014 and did not have an annual meeting of our stockholders in 2014.

Presiding Director of Non-Employee Director Meetings

The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. Our Chairperson, currently Dr. Roberts, is the presiding director at these meetings.

Code of Business Conduct

We have adopted codes of business conduct that applies to all of our directors, officers and employees. Our Code of Business Conduct is posted on the investor relations section of our website located at http://ir.castlighthealth.com/investor-relations/investors-overview/, by clicking on “Corporate Governance.” Any amendments or waivers of our Code of Business Conduct pertaining to a member of our Board of Directors or one of our executive officers will be disclosed on our website at the above-referenced address.

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NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to our Board of Directors

Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of the Nominating and Corporate Governance Committee in accordance with the committee's charter, our certificate of incorporation and bylaws, our Corporate Governance Guidelines, and the criteria adopted by our Board of Directors regarding director candidate qualifications. In recommending candidates for nomination, the Nominating and Corporate Governance Committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the Nomination and Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

The Nominating and Corporate Governance Committee considers stockholder recommendations for director candidates. The Nominating and Corporate Governance Committee has established the following procedure for stockholders to submit director nominee recommendations:

•	Our bylaws establish procedures pursuant to which a stockholder may nominate a person for election to our Board of Directors;

•
If a stockholder would like to recommend a director candidate for the next annual meeting, he or she must submit the recommendations by mail to our Corporate Secretary at our principal executive offices, not less than 75 or more than 105 days prior to the first anniversary of the previous year's annual meeting;

•
Recommendations for a director candidate must be accompanied by all information relating to such person as would be required to be disclosed in solicitations of proxies for election of such nominee as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person's written consent to being named in the proxy statement as a nominee and to serve as a director if elected;

•
The Nominating and Corporate Governance Committee considers nominees based on our need to fill vacancies or to expand our Board of Directors, and also considers our need to fill particular roles on our Board of Directors or committees thereof (e.g. independent director, Audit Committee financial expert, etc.); and

•	The Nominating and Corporate Governance Committee evaluates candidates in accordance with its charter and policies regarding director qualifications, qualities and skills discussed above.

Please see the “Additional Information” section at the end of this proxy statement for details concerning the stockholder proposal process for the 2016 Annual Meeting of Stockholders.

Director Qualifications

The goal of the Nominating and Corporate Governance Committee is to ensure that our Board of Directors possesses a variety of perspectives and skills derived from high-quality business and professional experience. The Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on our Board of Directors. To this end, the Nominating and Corporate Governance committee seeks nominees on the basis of, among other things, independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about the Company’s business or industry and willingness and ability to devote adequate time and effort to Board of Directors responsibilities in the context of the existing composition, other areas that are expected to contribute to the Board of Directors’ overall effectiveness and needs of the Board of Directors and its committees. Although the Nominating and Corporate Governance Committee uses these and other criteria to evaluate potential nominees, we have no stated minimum criteria for nominees. In addition, while the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, the Nominating and Corporate Governance Committee values members who represent diverse viewpoints. The Nominating and Corporate Governance Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. When appropriate, the Nominating and Corporate Governance Committee may retain executive recruitment firms to assist it in identifying suitable candidates. After its evaluation of potential nominees,

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the Nominating and Corporate Governance Committee submits its chosen nominees to our Board of Directors for approval. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board of Directors at this time.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven directors and is divided into three classes with each class serving for three years, and with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at this meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders held in 2016 and 2017, respectively. At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors proposes that each of the Class I nominees named below be elected as a Class I director for a three-year term expiring at the 2018 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this proxy statement and to serve if elected.

Information Regarding Nominees and Continuing Directors

Nominees to our Board of Directors

The nominees, and their ages, occupations and length of service on our Board of Directors as of March 31, 2015, are provided in the table below. Additional biographical descriptions of each nominee are set forth in the text below the table. These descriptions include the experience, qualifications, qualities and skills of each of our nominees that led to the conclusion that each director should serve as a member of our Board of Directors at this time.

Name of Director/Nominee	Age	Director Since
Giovanni M. Colella	57	January 2008
Bryan Roberts(1)	48	April 2008

(1)	Member of the Compensation and Talent Committee and the Nominating and Corporate Governance Committee

Giovanni M. Colella co-founded our company in 2008 and has served as our Chief Executive Officer and a director since that time. Prior to founding our company, Dr. Colella served as Founder, President and Chief Executive Officer of RelayHealth Corporation, a health care technology company, from 2000 until its acquisition in 2006. Dr. Colella holds an M.D. from the Universita Degli Studi di Milano in Italy and an M.B.A. from Columbia Business School. As our Chief Executive Officer, Dr. Colella is the general manager of our entire business, directing our management team to achieve our strategic, financial and operating goals. His presence as a member of our Board of Directors brings his thorough knowledge of our company into our Board of Directors’ strategic and policy-making discussions. He brings his extensive experience in finance and medicine and executive roles in the health care technology industry into deliberations regarding our strategy and operations.

Bryan Roberts co-founded our company in 2008, served as a director from 2008 until 2010 and has served as the Chairman of our Board of Directors since 2010. Dr. Roberts joined Venrock, a venture capital firm, in 1997, where he currently serves as a Partner. Dr. Roberts currently serves as the Chairman of the Board of Directors of Ironwood Pharmaceuticals, Inc. and of Achaogen, Inc. and as a director of Vitae Pharmaceuticals and Zeltiq Aethetics, Inc. as well as several private companies. Dr. Roberts previously served on the Board of Directors of athenahealth, Inc. from 1999 to 2009, XenoPort, Inc. from 2000 to 2007 and Sirna Therapeutics, Inc. from 2003 to 2007. From 1989 to 1992, Dr. Roberts worked in the corporate finance department of Kidder, Peabody & Co., a brokerage company. Dr. Roberts received a B.A. in Chemistry from Dartmouth College and a Ph.D. in Chemistry and Chemical Biology from Harvard University. Dr. Roberts’ experiences with facilitating the growth of health care, health care IT and biotechnology companies, together with his historical perspective of our company, make him uniquely qualified to serve on our Board of Directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF
EACH OF THE TWO NOMINATED DIRECTORS.

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Continuing Directors

The directors who are serving for terms that end following the meeting, and their ages, occupations and length of service on our Board of Directors as of March 31, 2015, are provided in the table below. Additional biographical descriptions of each such director are set forth in the text below the table. These descriptions include the primary individual experience, qualifications, qualities and skills of each of our nominees that led to the conclusion that each director should serve as a member of our Board of Directors at this time.

Name of Director	Age	Director Since
Class II Directors - Terms Expiring 2016:
Ed Park(1)	40	April 2014
S. Steven Singh(2)	53	July 2014
Class III Directors - Terms Expiring 2017:
David Ebersman(2)	45	July 2011
Ann Lamont(1)	58	August 2009
David B. Singer(1)(3)	52	June 2010

(1)	Member of the Audit Committee

(2)	Member of the Compensation and Talent Committee

(3)	Member of the Nominating and Corporate Governance Committee

David Ebersman has served as a director since July 2011. Mr. Ebersman is currently CEO of OutcomeHealth, Inc., a health care information technology company focused on behavioral health. Previously, Mr. Ebersman served as the Chief Financial Officer of Facebook, Inc., a social utility company, from 2009 through 2014. Prior to joining Facebook, Mr. Ebersman served in various positions at Genentech, Inc., a biotechnology company, including as its Executive Vice President and Chief Financial Officer, Senior Vice President, Product Operations, and Vice President, Product Development. Prior to joining Genentech, Mr. Ebersman was a research analyst at Oppenheimer & Company, Inc., an investment company. Mr. Ebersman has been a member of the Board of Directors of Ironwood Pharmaceuticals, Inc. since July 2009. Mr. Ebersman holds an A.B. in International Relations and Economics from Brown University and was selected for a Henry Crown Fellowship in 2000. Mr. Ebersman brings to our Board of Directors over twenty years of business, operations, strategic planning and financial experience with leading companies, Genentech and Facebook.

Ann Lamont has served as a director since August 2009. Ms. Lamont has been with Oak Investment Partners, a venture capital firm, since 1982, serving as an associate from 1982 to 1986, as a General Partner from 1986 to 2006 and as a Managing Partner since 2006. She currently leads the health care and payment services teams at Oak Investment Partners. Ms. Lamont is also currently a Managing Partner of Oak HC/FT Partners LLC. Prior to joining Oak Investment Partners, Ms. Lamont served as a research associate with Hambrecht & Quist. Ms. Lamont currently serves on the boards of Acculynk, Inc., Benefitfocus, Inc., Freshbooks, Inc., HCA Holdings, Inc., Independent Living Solutions, LLC, Precision for Medicine Holdings, Inc., Radisphere National Radiology Group, Inc. and xG Health Solutions, Inc. Ms. Lamont has also served on the boards of athenahealth, Inc., Clarient, Inc., NetSpend Holdings, Inc., PharMEDium Healthcare Corporation and Odyssey Healthcare, Inc. Additionally, in March 2013, Ms. Lamont completed a five-year term on the Stanford University Board of Trustees, and she has also served on the Executive Board of the National Venture Capital Association. Earlier in Ms. Lamont’s career, she developed a number of successful biopharmaceutical investments, including Cephalon, Inc., ViroPharma Incorporated and Esperion Therapeutics, Inc. Ms. Lamont holds a B.A. in Political Science from Stanford University. Ms. Lamont’s experience analyzing corporate performance as a venture capitalist and managing her firm’s investments in private companies, knowledge of the health care and payment services industries and service on multiple boards of directors bring to our Board of Directors important skills related to corporate finance, oversight of management and strategic positioning and qualify her to serve as one of our directors.

Ed Park has served as Executive Vice President and COO of athenahealth, Inc. since July 2010, and as Chief Technology Officer from March 2007 to June 2010 and as Chief Software Architect from 1998 to March 2007. Mr. Park serves on our Board of Directors, and on the board of Healthpoint Services Pvt Ltd. Prior to joining athenahealth, Inc., Mr. Park was a consultant for Viant, Inc. Mr. Park obtained a Bachelor of Arts magna cum laude from Harvard College in Computer Science. Mr. Park brings to our Board of Directors

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his years of experience overseeing technology and operations at a cloud-based services and mobile applications company in the health care industry.

David B. Singer has held various positions at Maverick Capital Ltd. or its affiliates, an investment firm, since December 2004, including managing director of MCL California, Inc. since March 2014. Mr. Singer is responsible for the firm’s private investment activities globally. Previously, Mr. Singer served as the founding President and Chief Executive Officer of three health care companies. He has also served on the board of directors of Pacific Biosciences of California, Inc. from December 2006 to May 2013, Affymetrix, Inc. from 1993 to 2008, Corcept Therapeutics Incorporated from 1998 to 2008 and Oscient Pharmaceuticals Corporation from 2004 to 2006. Mr. Singer has also served as the senior financial officer of two publicly traded companies. Mr. Singer serves on the boards of several private health care companies. Mr. Singer was appointed by the Mayor of San Francisco to be a health commissioner and a member of the San Francisco General Hospital Joint Conference Committee in July 2013. Mr. Singer holds a B.A. in History from Yale University and an M.B.A. from Stanford University. Mr. Singer brings to our Board of Directors his executive experience and his financial and accounting experience with both public and private companies.

S. Steven Singh has served as Chief Executive Officer of Concur Technologies, Inc. since 1996 and as a director since 1993, including service as Chairman of the Board of Directors from 1999 to 2014. Following the acquisition of Concur by SAP SE, he was also named to the SAP Global Managing Board in January 2015 and now serves as Global Managing Board Member, Business Networks Group of SAP and CEO of Concur. Prior to joining Concur, Mr. Singh was General Manager of the Contact Management Division at Symantec Corporation, an international technology firm focused on protecting information and computer systems. Mr. Singh serves on the Board of Directors of ModuMetal Inc., and serves as the Chairman of the Board of Directors of Cleartrip, Inc. and Touchstone ID Corp. In addition, Mr. Singh serves as a director at the Washington Roundtable, a director of the W Fund, and a member of the Advisory Board for the Foster School of Business at the University of Washington. Mr. Singh brings to our Board of Directors his years of experience in developing cloud technology to help enterprises manage major elements of employee corporate spending.

There are no familial relationships among our directors and officers.

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Director Compensation
The following table provides the total compensation for each person who served as a non-employee member of our Board of Directors during 2014, including all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion or all of 2014. Dr. Colella, who is Chief Executive Officer, receives no compensation for his service as a director, and is not included in this table. The compensation received by Dr. Colella as an employee is presented in “Summary Compensation Table” on page 30.
Director Compensation 2014

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Bryan Roberts	56,995	211,970	—	268,965
David Ebersman	32,110	211,970	—	244,080
Robert Kocher (3)	10,932	211,970	—	222,902
Ann Lamont	30,504	211,970	13,499	255,973
Christopher P. Michel (3)	13,847	501,543	—	522,575
Ed Park	20,301	414,225	—	434,526
David B. Singer	39,334	211,970	—	251,304
S. Steven Singh	13,233	328,625	—	341,858

(1)
Amounts listed under the “Option Awards” and “Stock Awards” columns represent the aggregate fair value amount computed as of the grant date of each option and award during 2014 in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2014. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options. For information regarding the number of stock options held by each non-employee director as of December 31, 2014, see the column “Option Awards” in the table below.

(2)	The amounts in this column represent expenses in connection with attendance at Board of Directors’ meetings, including airfare, lodging, ground transportation and meals.

(3)	Robert Kocher and Christopher P. Michel ceased to serve on our Board of Directors in July 2014.
Each person who served as a non-employee member of our Board of Directors during 2014 held the following aggregate number of shares of our Class A Common Stock and Class B Common Stock subject to outstanding stock options as of December 31, 2014:

Name	Number of Securities Underlying Stock Options Held as of December 31, 2014
Bryan Roberts	25,000
David Ebersman	285,973
Robert Kocher	285,973
Ann Lamont	25,000
Christopher P. Michel	60,000
Ed Park	50,000
David B. Singer	25,000
S. Steven Singh	50,000

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Annual Retainer Fees. Following our IPO in March 2014, our non-employee directors were compensated as follows:

•	$30,000 annual cash retainer;

•	$30,000 for the independent chair of the Board of Directors;

•	$16,000 for the chair of our Audit Committee and $8,000 for each of its other members;

•	$10,000 for the chair of our Compensation and Talent Committee and $5,000 for each of its other members; and

•	$6,000 for the chair of our Nominating and Corporate Governance Committee and $3,000 for each of its other members.

Equity Awards. Our non-employee director equity compensation policy provides that each newly-elected or appointed non-employee director will be granted a stock option to purchase 50,000 shares of Class B Common Stock. Following each annual meeting of our stockholders, each non-employee director will automatically be granted an additional stock option to purchase 25,000 shares of Class B Common Stock, if the non-employee director has served continuously as a member of our Board of Directors for at least one year. Each initial stock option award will vest and become exercisable in equal monthly installments over three years from the date of grant while each annual stock option award will vest in equal monthly installments over one year from the date of grant. Options granted to non-employee directors under the policy described above will accelerate and vest in full in the event of a change of control. The awards will have 10-year terms and will terminate three months following the date the director ceases to be one of our directors or consultants or 12 months following that date if the termination is due to death or disability. In addition to the awards provided for above, non-employee directors are eligible to receive discretionary equity awards.

Non-employee directors receive no other form of remuneration, perquisites or benefits, but are reimbursed for their reasonable travel expenses incurred in attending Board of Director and Committee meetings.

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PROPOSAL NO. 2

RE-APPROVAL OF 2014 EQUITY INCENTIVE PLAN FOR PURPOSES OF COMPLYING WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE

General

Our 2014 Equity Incentive Plan, or Plan, was originally adopted by our Board of Directors in February 2014, approved by our stockholders in March 2014, and became effective in March 2014. The Plan provides for the grant of awards to eligible employees, directors, consultants, independent contractors and advisors in the form of stock options, restricted stock awards (“RSAs”), stock appreciation rights (“SARs”), restricted stock units (“RSUs”), performance awards and stock bonuses.

We believe that our future business success and our ability to remain competitive are dependent on our continuing efforts to attract, retain and motivate highly qualified personnel. Competition for hiring these people in our industry is intense. Traditionally, a cornerstone of our method for attracting and retaining top caliber employees has been our equity-based compensation programs, including the grant of stock options and other equity awards under the Plan. Allowing employees to participate in owning shares of our Class B common stock helps align the objectives of our stockholders and employees and is important in attracting, motivating and retaining the highly skilled personnel that are essential to our success.

Proposal

In February 2015, our Board of Directors directed us to submit the material terms, share limits, performance award dollar limit and performance criteria of the Plan to our stockholders for re-approval for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The material terms solicited for re-approval are described under “Summary of the Plan” below, and include the employees eligible to receive compensation, the performance criteria on which the performance goals are based, and the maximum amount of compensation that could be paid to any employee under the Plan or the formula used to calculate the amount of such compensation if the performance goal is attained

We are asking our stockholders to re-approve the material terms, share limits, performance award dollar limit and performance criteria of the Plan pursuant to Section 162(m) of the Code to preserve corporate income tax deductions that may become available to us. We are asking the stockholders for this re-approval so that we may deduct for federal income tax purposes gains attributable to awards under the Plan that, when added to the compensation payable by us to certain executive officers in any single year, exceed $1.0 million.

Pursuant to Section 162(m) of the Code, we generally may not deduct for federal income tax purposes compensation paid to certain executive officers to the extent that any of these persons receives more than $1.0 million in compensation in any single year. Compensation includes, without limitation, cash compensation, ordinary income arising from the exercise of nonqualified stock options, RSAs, RSUs and SARs, ordinary income arising from disqualifying dispositions of incentive stock options, and ordinary income arising from stock bonuses and performance awards conferred in cash or shares The executive officers whose compensation is subject to deduction limitation are those that constitute “covered employees’ within the meaning of Section 162(m) of the Code, which generally includes our Chief Executive Officer and certain our most highly-compensated officers. However, if the compensation qualifies as “performance-based” for Section 162(m) purposes, we may deduct it for federal income tax purposes even if it exceeds $1.0 million in a single year. Certain awards granted under the Plan may be designed by our Compensation and Talent Committee to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code. For those awards to qualify as “performance-based” compensation under Section 162(m) of the Code, our stockholders must approve the material terms, share limits, performance award dollar limit and performance criteria of the Plan at the Annual Meeting.

Because of the fact-based nature of the performance-based compensation exception under Section 162(m) and the limited availability of formal guidance thereunder, we cannot guarantee that the awards under the Plan will qualify for exemption under Section 162(m) of the Code. However, the Plan is structured with the intention that the Compensation and Talent Committee will have the discretion to make awards under the Plan that may qualify as “performance-based compensation” and be fully deductible if we obtain stockholder approval of the material terms, share limits, performance award dollar limit and performance criteria under the Plan. Subject to the requirements of Section 162(m) of the Code, if the material terms under our Plan, including the annual equity grant share limitations, the performance award dollar limit and the performance criteria under which performance-based awards may be granted, are not re-

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approved by stockholders, we will not make any further grants under the Plan to our current and future “covered employees” as defined in Section162(m) of the Code until such time, if any, as stockholder approval of subsequent similar proposal is obtained.

Summary of the Plan

Background

We adopted the Plan, which became effective in March 2014, as the successor to our 2008 Stock Incentive Plan. We initially reserved 15,000,000 shares of our Class B common stock to be issued under our Plan. The number of shares of Class B common stock reserved for issuance under our Plan increased automatically by 4,559,569 on January 1, 2015 and will increase automatically on the first day of January of each of 2016 through 2024 by the number of shares equal to 5% of the total outstanding aggregate number of shares of our Class A and Class B common stock as of the immediately preceding December 31. However, our board of directors may reduce the amount of the increase in any particular year. In addition, the following shares are available for grant and issuance under our Plan:

•	shares subject to stock options or SARs granted under our Plan that cease to be subject to the stock option or SAR for any reason other than exercise of the stock option or SAR;

•	shares subject to awards granted under our Plan that are subsequently forfeited or repurchased by us at the original issue price;

•	shares subject to awards granted under our Plan that otherwise terminate without shares being issued;

•	shares surrendered, cancelled, or exchanged for cash, the same type of award or a different award (or combination thereof);

•	shares subject to awards granted under our Plan that are used to pay the exercise price of an award or withheld to satisfy the tax withholding obligations related to any award;

•	shares reserved but not issued or subject to outstanding grants under our 2008 Stock Incentive Plan on March 12, 2014;

•	shares subject to awards granted under our 2008 Stock Incentive Plan prior to March 12, 2014 that cease to be subject to such awards by forfeiture or otherwise after March 12, 2014;

•	shares issued under our 2008 Stock Incentive Plan pursuant to the exercise of Options that are forfeited after March 12, 2014;

•	shares issued under our 2008 Stock Incentive Plan that are repurchased by us at the original issue price after March 12, 2014; and

•
shares subject to awards granted under our 2008 Stock Incentive Plan that are used to pay the exercise price of an award or withheld to satisfy the tax withholding obligations related to any award after March 12, 2014.

Our Plan authorizes the award of stock options, RSAs, Stock Bonus Awards, SARs, RSUs and Performance Awards (each as more fully described below). No person is eligible to receive more than 5,000,000 shares in any calendar year under our Plan other than a new employee of ours, who is eligible to receive no more than 10,000,000 shares under the Plan in the calendar year in which the employee commences employment. Additionally, no person is eligible to receive more than $10,000,000 in Performance Awards in any calendar year under the Plan. Further, a non-employee director is not eligible to receive more than 1,000,000 shares subject to awards under the Plan in any calendar year. Finally, no more than 55,000,000 shares shall be issued pursuant to the exercise of incentive stock options over the term of the Plan.
Administration

Our Plan is administered by our Compensation and Talent Committee, all of the members of which are outside directors as defined under applicable federal tax laws, or by our Board of Directors acting in place of our Compensation and Talent Committee. Our Compensation and Talent Committee has the authority to construe and interpret our Plan, grant awards, and make all other determinations necessary or advisable for the administration of the Plan and has full power to implement and carry out the Plan, except that our Board of Directors will establish the terms of the grant of any awards to non-employee directors.

Equity Awards

The Plan permits us to grant the following types of awards:

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Stock Options. The Plan provides for the grant of awards to our employees, directors, consultants, independent contractors and advisors, provided the consultants, independent contractors, directors and advisors render services not in connection with the offer and sale of securities in a capital-raising transaction. The exercise price of stock options must be at least equal to the fair market value of our common stock on the date of grant. As of March 31, 2015, approximately 434 individuals were eligible to participate in the Plan.

Stock options may vest based on time or achievement of performance conditions. Stock options may be vested and exercisable within the times or upon the conditions as set forth in the award agreement and our Compensation and Talent Committee may provide for stock options to become exercisable at one time or from time to time, periodically or otherwise, in such number of shares or percentage of shares as it determines. The maximum term of stock options granted under our Plan is ten years.

Restricted Stock Awards. An RSA is an offer by us to sell shares of our Class B common stock subject to restrictions, which may vest based on time or achievement of performance conditions. The price, if any, of an RSA will be determined by our Compensation and Talent Committee. Unless otherwise determined in the award agreement or by our Compensation and Talent Committee, vesting will cease on the date the holder no longer provides services to us and unvested shares will be forfeited to or repurchased by us.

Stock Bonuses. A Stock Bonuses Award is an award of shares of our Class B common stock that may be granted as additional compensation for service to be rendered or for past services already rendered, and which may be paid in the form of cash, underlying shares or a combination of both. Unless otherwise determined in the award agreement or by the Compensation and Talent Committee, vesting will cease on the date the holder no longer provides services to us.

Stock Appreciation Rights. A SAR involves a payment, or payments, in cash or shares of our Class B common stock (which may be subject to additional restrictions), to the holder based upon the increase in the fair market value of our common stock on the date of exercise from the stated exercise price (subject to any maximum amount of cash or number of shares as may be specified in the applicable award agreement). SARs may vest based on time or achievement of performance conditions.

Restricted Stock Units. An RSU represent the right to receive shares of our Class B common stock at a specified date in the future, subject to forfeiture of that right because of termination of the holder’s services to us or the holder’s failure to achieve certain performance conditions. If an RSU has not been forfeited, then on the date specified in the RSU agreement, we will deliver to the holder of the RSU whole shares of our Class B common stock (which may be subject to additional restrictions), cash or a combination of our Class B common stock and cash. Unless otherwise determined in the award agreement or by our Compensation and Talent Committee vesting will cease on the date the holder no longer provides services to us.

Performance Shares. A Performance Award is an award of a cash bonus or a number of shares of our Class B common stock that may be settled upon achievement of the pre-established performance goals in cash or by issuance of the underlying shares. These awards are subject to forfeiture prior to settlement because of termination of employment or failure to achieve the performance goals. As noted above, no person is eligible to receive more than $10 million in performance awards in any calendar year.

Modification of Outstanding Awards

Subject to the terms of the Plan, the administrator has the authority to reprice without prior stockholder approval any outstanding stock option or SAR, cancel and re-grant any outstanding stock option or SAR in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Performance Awards

The Plan permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1.0 million limitation on income tax deductibility imposed by Section 162(m) of the Code. In addition to the grant of stock options or SARs that are deemed to be performance-based if issued at fair market value, our Compensation and Talent Committee may structure award only following the achievement of certain pre-established performance goals during a designated performance period.

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The Compensation and Talent Committee may establish performance goals under which performance-based awards may be made by selecting from one or more of the following performance criteria: (a) profit before tax; (b) billings; (c) revenue; (d) net revenue; (e) earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings); (f) operating income; (g) operating margin; (h) operating profit; (i) controllable operating profit, or net operating profit; (j) net profit; (k) gross margin; (l) operating expenses or operating expenses as a percentage of revenue; (m) net income; (n) earnings per share; (o) total stockholder return; (p) market share; (q) return on assets or net assets; (r) our stock price; (s) growth in stockholder value relative to a pre-determined index; (t) return on equity; (u) return on invested capital; (v) cash flow (including free cash flow or operating cash flows); (w) cash conversion cycle; (x) economic value added; (y) individual confidential business objectives; (z) contract awards or backlog; (aa) overhead or other expense reduction; (bb) credit rating; (cc) strategic plan development and implementation; (dd) succession plan development and implementation; (ee) improvement in workforce diversity; (ff) customer indicators; (gg) new product invention or innovation; (hh) attainment of research and development milestones; (ii) improvements in productivity; (jj) bookings; and (kk) attainment of objective operating goals and employee metrics. The Compensation and Talent Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the performance factors to preserve the Compensation and Talent Committee’s original intent regarding the performance factors at the time of the initial award grant.

Our Compensation and Talent Committee may establish performance goals and relevant performance criteria on a company-wide basis or with respect to one or more business units or subsidiaries; on a GAAP or non-GAAP basis; and in absolute terms or relative to a pre-established target. Our Compensation and Talent Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the performance factors to preserve the Compensation and Talent Committee’s original intent regarding the performance factors at the time of the initial award grant. Our Compensation and Talent Committee may also reduce or waive any criteria with respect to the performance factors, or adjust performance factors to take into account changes in law and accounting or tax rules as our Compensation and Talent Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code.
In the event there is a specified type of change in our capital structure without our receipt of consideration, such as a stock split, appropriate adjustments will be made to the number of shares reserved under our Plan, the maximum number of shares that can be granted in a calendar year, the maximum number of shares that may be issued as incentive stock options and the number of shares and exercise price, if applicable, of all outstanding awards under our Plan.

Corporate Transactions

The Plan provides that in the event of a specified corporate transaction, including without limitation a consolidation, merger, change in control or similar transaction involving our company, the sale, lease or other disposition of all or substantially all of the assets of our company or the consolidated assets of our company and our subsidiaries, or a sale or disposition of at least 50% of the outstanding capital stock of our company, outstanding awards, including any vesting provisions, may be assumed or substituted by the successor company. In the event of a specified corporate transaction where the successor company does not assume, convert, replace, substitute or settle awards, as provided above, all awards shall have their vesting accelerate in full immediately prior to the transaction and the committee administering the Plan will notify the participants that such awards will be exercisable for a set period of time, after which the awards will terminate in full. In addition, following a specified corporate transaction, 100% of the total number of shares subject to each time-based award held by an employee shall become vested if the employee’s employment is terminated by us without cause or by the employee for good reason during the period beginning on the date that is three months prior to the specified corporate transaction and ending on the 12 month anniversary of the specified corporate transaction.

The administrator is not obligated to treat all stock awards or portions of stock awards, even those that are of the same type, in the same manner. To the extent permitted by law, the administrator may take different actions with respect to the vested and unvested portions of a stock award. Notwithstanding the above, all awards granted to non-employee directors will be subject to accelerated vesting and will become exercisable in full prior to the consummation of the change in control transaction at such times and on such conditions as our Compensation and Talent Committee determines.

Transferability of Awards

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Awards granted under our Plan may not be transferred in any manner other than by will or by the laws of descent and distribution or as determined by our Compensation and Talent Committee. Unless otherwise permitted by our Compensation and Talent Committee, stock options may be exercised during the lifetime of the optionee only by the optionee or the optionee’s guardian or legal representative. SARs granted under our Plan may be exercised within the times or upon the occurrence of events determined by the Compensation and Talent Committee, and stock options granted under our Plan generally may be exercised for a period of three months after the termination of the optionee’s service to us, for a period of 12 months in the case of death or disability, or such shorter or longer period as our Compensation and Talent Committee may provide. Stock options generally terminate immediately upon termination of employment for cause.

Eligibility

The individuals eligible to participate in the Plan include our officers and other employees, our non-employee directors and any consultants. However, only employees may receive incentive stock options under the Plan and consultants and directors must render bona fide services not in connection with the offer and sale of our securities in a capital-raising transaction. As of March 31, 2015, we had 4 executive officers, 6 non-employee directors and approximately 424 other employees and consultants who were eligible to participate in the Plan.

Payment

Payment for shares of our common stock purchased pursuant to the Plan may be made by any of the following methods (provided such method is permitted in the applicable award agreement to which such shares relate): (1) cash (including by check); (2) cancellation of indebtedness; (3) surrender of shares; (4) waiver of compensation due or accrued for services rendered; (5) through a broker-assisted or other form of cashless exercise program or (6) by any other method approved in accordance with the Plan.

Amendment and Termination

Our Plan will terminate on February 27, 2024, unless it is earlier terminated by our Board of Directors. Our Board of Directors may amend or terminate the Plan at any time. Our Board of Directors must obtain the approval of our stockholders if our Board of Director amends our Plan in any manner that required stockholder approval.

The summary of the Plan provided above is a summary of the principal features of the Plan. This summary, however, does not purport to be a complete description of all of the provisions of the Plan. It is qualified in its entirety by reference to the full text of the Plan. A copy of the Plan is attached as Appendix A to this Proxy Statement on Schedule 14A.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to awards granted under the Plan based on federal income tax laws in effect on the date of this Proxy Statement.

This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant. The summary does not discuss the tax laws of any state, municipality, or foreign jurisdiction, or the gift, estate, excise, payroll, or other tax laws other than federal income tax law. This summary does not discuss the impact of Section 280G of the Code governing parachute payments or Section 409A of the Code governing nonqualified deferred compensation plans. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because circumstances may vary, we advise all participants to consult their own tax advisors under all circumstances.

A recipient of a stock option or SAR will not recognize taxable income upon the grant of those awards. For nonqualified stock options and SARs, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds

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the shares for the legally-required period (currently more than two years from the date of grant and more than one year from the date of exercise). If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. Any additional gain recognized on the sale generally will be a short-term or long-term capital gain. Different and complex rules may apply to incentive stock options which are early exercisable, and we encourage participants holding such any such awards to seek the advice of their own tax counsel.

For RSAs, unless vested or the recipient elects under Section 83(b) of the Code to be taxed at the time of grant or purchase, the recipient will not have taxable income upon the grant, but will recognize ordinary income upon vesting equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

A holder of an RSUs does not recognize taxable income when the RSU is granted. When vested RSUs (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such stock units (if any).

The tax effects of other share-based awards will vary depending on the type, terms and conditions of those awards.
No income generally will be recognized upon the grant of a performance award. Upon payment in respect of a performance award, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any non-restricted shares of Class B common stock or other property received.
Impact of Section 162(m)

As described above, Section 162(m) denies an income tax deduction to any publicly held corporation for compensation paid to its covered employees in a taxable year to the extent compensation to such covered employee exceeds $1.0 million in a given year. It is possible that compensation attributable to stock awards or other awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.
Compensation that qualifies as “performance-based” compensation is disregarded for purposes of the Section 162(m) deduction limitations described above. Generally, compensation attributable to certain stock or other awards will qualify as “performance-based” compensation if the plan contains per-employee limitations, the award is granted by a committee of the board of directors consisting solely of two or more “outside directors” and the compensation is payable only upon the achievement (as certified in writing by the committee) of an objective performance goal established in writing by the committee within 90 days after the beginning of the performance period while the outcome is substantially uncertain, and the material terms of the plan under which the award is granted have been approved by stockholders. A stock option or SAR shall be considered “performance-based” compensation as described in the previous sentence solely by meeting the following requirements: the plan contains a per-employee limitation on the number of shares for which stock options and SARs may be granted during a specified period, the material terms of the plan are approved by the stockholders, and the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.

ERISA Information

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

New Plan Benefits

All awards to directors, executive officers, employees and consultants are made at the discretion of the Plan administrator. Future awards to our directors, officers, employees and consultants under the Plan are discretionary. As a result, the benefits and amounts that will be received or allocated under the Plan are not determinable at this time. We have therefore not included a table that reflects such awards.

History of Grants Under the Plan

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As of March 31, 2015, from the inception of the Plan, options to purchase a total of 4,249,100 shares of our Class B common stock had been granted under the Plan, of which none had been exercised, and 2,090,193 RSUs were granted. The stock options outstanding as of March 31, 2015 had a weighted-average exercise price of $4.8544 per share. The closing price per share of our common stock as reported by the New York Stock Exchange on March 31, 2015 was $7.76.

The following table summarizes the grants made to our named executive officers, all current executive officers as a group, all current non-employee directors as a group, and all current employees (excluding our executive officers and directors) as a group, from the inception of the Plan through March 31, 2015.

Name and Position	Number of Options Granted	Number of Shares and RSUs Granted
Giovanni M. Colella, Chief Executive Officer, Co-Founder and Director	450,000	—
John C. Doyle, Chief Financial Officer	200,000	—
Jennifer W. Chaloemtiarana, General Counsel & Corporate Secretary	225,000	—
Dena Bravata, Former Chief Medical Officer and Head of Products	150,000	—
All current executive officers (4 persons)	875,000	—
All current non-employee directors (6 persons)	200,000	—
All current employees (excluding executive officers)	2,171,500	1,933,593

Certain Interests of Directors

In considering the recommendation of our Board of Directors with respect to the re-approval of the material terms of the Plan, stockholders should be aware that the members of our Board of Directors have certain interests, which may present them with conflicts of interest in connection with such proposal. As discussed above, directors are eligible to receive awards under the Plan. Please see Proposal No. 1—Election of Directors—Director Compensation for more detail about equity grants to our directors. Our Board of Directors recognizes that re-approval of this proposal may benefit our directors and their successors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RE-APPROVAL OF
THE 2014 EQUITY INCENTIVE PLAN FOR PURPOSES OF COMPLYING WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE.

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PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Ernst & Young LLP as our principal independent registered public accounting firm to perform the audit of our consolidated financial statements for fiscal year ending December 31, 2015. As a matter of good corporate governance, our Audit Committee has decided to submit its selection of principal independent registered public accounting firm to stockholders for ratification. In the event that Ernst & Young LLP is not ratified by our stockholders, our Audit Committee will review its future selection of Ernst & Young LLP as our principal independent registered public accounting firm.

Ernst & Young LLP audited our financial statements for our 2014 fiscal year. Representatives of Ernst & Young LLP are expected to be present at the meeting, in which case they will be given an opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually. In accordance with standard policy, Ernst & Young LLP periodically rotates the individuals who are responsible for our audit.

In addition to performing the audit of our consolidated financial statements, Ernst & Young LLP provided various other services during 2013 and 2014. Our Audit Committee has determined that Ernst & Young LLP’s provisioning of these services, which are described below, does not impair Ernst & Young LLP’s independence from us. The aggregate fees billed for 2013 and 2014 for each of the following categories of services are as follows:

Fees Billed to Castlight Health	2013	2014
	(in thousands)
Audit fees(1)	$1,659	$810
Audit related fees(2)	—	2
Tax fees(3)	51	150
All other fees(4)	—	—
Total fees	$1,710	$962

(1) “Audit fees” include fees for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements and advisory services on accounting matters that were addressed during the annual audit and quarterly review. This category also includes fees for services that were incurred in connection with statutory and regulatory filings or engagements, such as comfort letters related to our IPO, consents and review of documents filed with the SEC. Fees related to our IPO included in 2013 amounted to $1,304.

(2) “Audit related fees” include fees for professional services rendered that are reasonably related to the performance of the audit or review of our consolidated financial statements including subscription for the online library of accounting research literature.

(3) “Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters; assistance with sales tax; and assistance with tax audits.

(4) “All other fees” consist of the aggregate feels billed in each of 2013 and 2014 for products and services provided by Ernst & Young LLP, other than included in “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. These services may include audit services, audit related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2015, by:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors or director nominees;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Percentage ownership of our common stock is based on 58,442,009 shares of Class A common stock and 34,628,791 shares of Class B common stock outstanding on March 31, 2015. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of our common stock subject to options that are currently exercisable or exercisable and restricted stock units that will vest within 60 days of March 31, 2015 to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each of the individuals and entities named below that owns 5% or more of our common stock is c/o Castlight Health, Inc., Two Rincon Center, 121 Spear Street, Suite 300, San Francisco, California 94105.

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	Shares Beneficially Owned
	Class A		Class B
Name of Beneficial Owner	Shares	%	Shares	%	% Total Voting Power(1)
5% or Greater Stockholders
athenahealth, Inc. (2)	3,495,495	6.0%	—	*	3.8%
Baillie Gifford & Co. (3)	—	*	1,794,820	5.2%	1.9%
Entities affiliated with FMR LLC (4)	5,342,240	9.1%	4,117,701	11.9%	10.2%
Entities affiliated with Maverick Capital Ltd. (5)	7,733,386	13.2%	1,144,324	3.3%	9.5%
Entities affiliated with Morgan Stanley (6)	—	*	3,425,775	9.9%	3.7%
Entities affiliated with Oak Investment Partners XII, Limited Partnership (7)	11,917,744	20.4%	25,000	*	12.8%
Entities affiliated with T. Rowe Price Associates, Inc. (8)	—	*	3,368,170	9.7%	3.6%
Entities affiliated with Venrock (9)	15,568,571	26.6%	—	*	16.7%
The Wellcome Trust Limited as trustee of the Wellcome Trust (10)	6,568,646	11.2%	—	*	7.1%

Directors and Named Executive Officers:
Giovanni M. Colella (11)	5,599,707	9.6%	131,250	*	6.1%
John C. Doyle (12)	478,526	*	58,333	*	*
Jennifer W. Chaloemtiarana	—	*	—	*	*
Dena Bravata (13)	—	*	46,875	*	*
Bryan Roberts (14)	15,568,571	26.6%	25,000	*	16.8%
David Ebersman (15)	289,544	*	25,000	*	*
Ann Lamont (7)	11,917,744	20.4%	25,000	*	12.8%
Ed Park (16)	28,571	*	18,055	*	*
David B. Singer (17)	—	*	25,000	*	*
S. Steven Singh (18)	—	*	13,888	*	*
All current executive officers and directors as a group (10 persons) (19)	34,150,413	57.4%	321,526	*	36.5%

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_____________________
*    Represents beneficial ownership of less than 1% of our outstanding shares of common stock.

(1)
Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. Generally, the holders of our Class B common stock and Class A common stock are entitled to one vote per share. However, holders of our Class A common stock are entitled to ten votes per share in certain circumstances, if submitted to a vote of stockholders, including: (i) adoption of a merger or consolidation agreement involving the Company; (ii) a sale, lease or exchange of all or substantially all of the Company’s property and assets; (iii) a dissolution or liquidation of the Company; and (iv) on every matter, if and when any individual, entity or “group” (as such term is used in Regulation 13D of the Exchange Act) has, or has publicly disclosed (through a press release or a filing with the SEC) an intent to have, beneficial ownership of 30% or more of the number of outstanding shares of Class A common stock and Class B common stock, combined. Holders of shares of Class A common stock and Class B common stock vote together as a single class on all matters (including those set forth in this proxy statement) submitted to a vote of stockholders, unless otherwise required by our certificate of incorporation or bylaws. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis.

(2)
Shares owned are as of December 31, 2014, according to a Schedule 13G filed with the SEC on February 13, 2015, these securities are owned directly by athenahealth, Inc. The address for athenahealth, Inc. is 311 Arsenal Street, Watertown, MA 02472.

(3)
Shares owned are as of November 30, 2014, according to a Schedule 13G/A filed with the SEC on December 8, 2014, these securities are owned by various individuals and institutional investors of which Baillie Gifford & Co. or one or more of its investment advisor subsidiaries (collectively, “Baillie”) serves as an investment adviser with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, Baillie is deemed to be a beneficial owner of such securities; however, Baillie expressly disclaims that it is, in fact, the beneficial owner of such securities. The address for Baillie is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, UK.

(4)
Shares owned as of December 31, 2014 according to a Schedule 13G/A filed with the SEC on February 13, 2015, FMR LLC has sole power to vote or direct the vote of 140,327 shares and the sole power to dispose of 9,948,030 shares. Members of the family of Mr. Edward C. Johnson, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other FMR LLC Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Mr. Johnson, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. Mr. Johnson and FMR LLC, through its control of Fidelity Management & Research Company, have sole voting power of 140,327 shares and sole dispositive power over 9,948,030 shares held by investment companies advised by Fidelity Management & Research Company and Pyramis Global Advisors Trust Company. The address for each of FRM LLC is 245 Summer Street, Boston, MA, 02210.

(5)
Shares owned are as of December 31, 2014, according to a Schedule 13G/A filed with the SEC on February 17, 2015, these securities are owned by various individuals and institutional investors of which Maverick Capital, Ltd. (“Maverick Capital”) serves as an investment adviser with power to direct investments and/or sole power to vote the securities. Maverick Capital Management, LLC is the general partner of Maverick Capital, Ltd. Lee S. Ainslie III is the manager of Maverick Capital Management, LLC who possesses sole investment discretion, including the ability to vote and dispose of the shares, pursuant to Maverick Capital Management, LLC’s regulations. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, Maverick Capital is deemed to be a beneficial owner of such securities; however, Maverick Capital expressly disclaims that it is, in fact, the beneficial owner of such securities. The address for Maverick Capital, Ltd., Inc. is 300 Crescent Court, 18th Floor, Dallas, TX 75201

(6)
Shares owned are as of December 31, 2014, according to a Schedule 13G/A filed with the SEC on February 12, 2015, these securities are owned by various individuals and institutional investors of which Morgan Stanley serves as a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(F) or Morgan Stanley Investment

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Management Inc. serves as an investment adviser, with shared power to direct investments and sole power to vote the securities. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, Morgan Stanley and its subsidiaries and affiliates (collectively, “MS”) is deemed to be a beneficial owner of such securities; however, MS expressly disclaims that it is, in fact, the beneficial owner of such securities. The address for Morgan Stanley is 1585 Broadway, New York, NY 10036 and the address for Morgan Stanley Investment Management Inc. is 522 Fifth Avenue, New York, NY 10036.

(7)
Shares owned are as of December 31, 2014, according to a Schedule 13G filed with the SEC on February 12, 2015, these securities consist of (i) 11,917,744 shares of Class A common stock held directly by Oak Investment Partners XII, L.P and (ii) options exercisable for 25,000 shares of Class B Common Stock within 60 days of March 31, 2015, which may be deemed to be held by Ann H. Lamont on behalf of Oak Investment Partners XII, L.P. Ann H. Lamont, Bandel L. Carano, Edward F. Glassmeyer, Fredric W. Harman, Iftikar A. Ahmed, Grace A. Ames, and Warren B. Riley collectively serve as Managing Members of Oak Associates XII, LLC, the General Partner of Oak Investment Partners XII, L.P. Such Managing Members have shared voting and investment control over all of the shares held by Oak Investment Partners XII, L.P. The address of Oak Investment Partners XII, L.P. is 901 Main Avenue, Suite 600, Norwalk, CT 06851.

(8)
Shares owned are as of December 31, 2014, according to a Schedule 13G/A filed with the SEC on February 10, 2015, these securities consist of (a) 362,939 shares over which T. Rowe Price Associates, Inc. (“Price Associates”) has sole voting power and 3,368,170 shares over which Price Associates has sole dispositive power, and (b) 2,003,251 shares over which T. Rowe Price New Horizons Fund, Inc. (“Price New Horizons”) has sole voting power. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates and Price New Horizons are deemed to be a beneficial owner of such securities; however, each of Price Associates and Price New Horizons expressly disclaims that it is, in fact, the beneficial owner of such securities. The address for T. Rowe Price Associates, Inc. and T. Rowe Price New Horizons Fund, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.

(9)
Shares owned are as of December 31, 2014, according to a Schedule 13G filed with the SEC on February 13, 2015, these securities consist of (a) 14,047,522 shares of Class A common stock, held directly by Venrock Associates V, L.P., (b) 330,053 shares of Class A common stock, held directly by Venrock Entrepreneurs Fund V, L.P. and (c) 1,190,996 shares of Class A common stock, held directly by Venrock Partners V, L.P. Dr. Roberts is a member of the general partners of Venrock Associates V, L.P., Venrock Entrepreneurs Fund V, L.P. and Venrock Partners V, LP, and as such, he may be deemed to have voting and investment power with respect to these shares. The address of the entities affiliated with Venrock is 3340 Hillview Avenue, Palo Alto, CA 94304.

(10)
Shares owned are as of December 31, 2014, according to a Schedule 13G filed with the SEC on February 17, 2015, these securities are owned directly by The Wellcome Trust Limited, as trustee of the Wellcome Trust. The address for The Wellcome Trust Limited, as trustee of the Wellcome Trust is 215 Euston Road, London NW1 2BE, United Kingdom.

(11)
Consists of (a) 5,001,565 shares of Class A common stock held directly by the Colella Revocable Living Trust, of which Dr. Colella is a co-trustee, (b) 389,394 shares of Class A common stock held directly by The Giovanni Matteo Colella Grantor Retained Annuity Trust – I, of which Dr. Colella is trustee, (c) 162,248 shares of Class A common stock held directly by The Giovanni Matteo Colella Grantor Retained Annuity Trust – II, of which Dr. Colella is trustee, (d) options exercisable for 46,500 shares of Class A common stock within 60 days of March 31, 2015 and (e) options exercisable for 131,250 shares of Class B common stock within 60 days of March 31, 2015. Dr. Colella is trustee and sole beneficiary of The Giovanni Matteo Colella Grantor Retained Annuity Trust - I and The Giovanni Matteo Colella Grantor Retained Annuity Trust - II.  Dr. Colella retains voting and investment power over shares held by The Giovanni Matteo Colella Grantor Retained Annuity Trust - I and The Giovanni Matteo Colella Grantor Retained Annuity Trust - II.

(12)
Consists of (a) options exercisable for 478,526 shares of Class A common stock within 60 days of March 31, 2015 and (b) options exercisable for 58,333 shares of Class B common stock within 60 days of March 31, 2015.

(13)	Represents options exercisable for 46,875 shares of Class B common stock within 60 days of March 31, 2015.

(14)
Shares owned are as of December 31, 2014, according to a Schedule 13G filed with the SEC on February 13, 2015, these securities consist of (a) 14,047,522 shares of Class A common stock, held directly by Venrock Associates V, L.P., (b) 330,053 shares of Class A common stock, held directly by Venrock Entrepreneurs Fund V, L.P. and (c) 1,190,996 shares of Class A common stock, held directly by Venrock Partners V, L.P. Dr. Roberts is a member of the general partners of Venrock Associates V, L.P., Venrock Entrepreneurs Fund V, L.P. and Venrock Partners V, LP, and as such, he may be deemed to have voting and investment power with respect to these shares. Dr. Roberts is also the beneficial holder of options exercisable for 25,000 shares of Class B common stock within 60 days of March 31, 2015.

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(15)
Consists of (a) 28,571 shares of Class A common stock held directly by Mr. Ebersman, (b) options exercisable for 260,973 shares of Class A common stock within 60 days of March 31, 2015 and (c) options exercisable for 25,000 shares of Class B common stock within 60 days of March 31, 2015.

(16)	Consists of (a) 28,571 shares of Class A common stock held directly by Mr. Park and (b) options exercisable for 18,055 shares of Class B common stock within 60 days of March 31, 2015.

(17)	Represents options exercisable for 25,000 shares of Class B common stock within 60 days of March 31, 2015.

(18)	Represents options exercisable for 13,888 shares of Class B common stock within 60 days of March 31, 2015.

(19)
Includes (i) options exercisable for 1,053,749 shares of Class A common stock within 60 days of March 31, 2015, and (ii) options exercisable for 321,526 shares of Class B common stock within 60 days of March 31, 2015.

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MANAGEMENT
Executive Officers:
The following table provides information regarding our executive officers as of March 31, 2015:

Name	Age	Position
Executive Officers:
Giovanni M. Colella	57	Chief Executive Officer, Co-Founder and Director
Jennifer W. Chaloemtiarana	47	General Counsel and Corporate Secretary
John C. Doyle	46	Chief Financial Officer, Vice President, Treasurer
Michele K. Law	44	Chief Revenue Officer

Giovanni M. Colella co-founded our company in 2008 and has served as our Chief Executive Officer and a director since that time. Prior to founding our company, Dr. Colella served as Founder, President and Chief Executive Officer of RelayHealth Corporation, a health care technology company, from 2000 until its acquisition in 2006. Dr. Colella holds an M.D. from the Universita Degli Studi di Milano in Italy and an M.B.A. from Columbia Business School. As our Chief Executive Officer, Dr. Colella is the general manager of our entire business, directing our management team to achieve our strategic, financial and operating goals.
Jennifer W. Chaloemtiarana joined our company in September 2014 as our General Counsel and Corporate Secretary. Prior to joining our company, Ms. Chaloemtiarana was Chief Counsel at Levi Strauss & Co., an apparel company, from September 2007 to March 2014. Ms. Chaloemtiarana holds a B.S. in Human Development from Cornell University, and a J.D. from University of Michigan Law School.
John C. Doyle has served as our Chief Financial Officer, Vice President and Treasurer since November 2012. Previously, Mr. Doyle served as Chief Financial Officer and then Chief Operating Officer of Achaogen, Inc., a biopharmaceutical company, from August 2009 to November 2012. Prior to joining Achaogen, Mr. Doyle was Vice President, Finance and Corporate Planning at Genentech, Inc. from July 2007 to June 2009. Mr. Doyle previously served in various roles at Renovis, Inc., first as Vice President, Finance and Chief Financial Officer from August 2002 to August 2006, as Senior Vice President of Finance and Operations and Chief Financial Officer from August 2006 to January 2007 and as Senior Vice President of Corporate Development and Chief Financial Officer from January 2007 to June 2007. Mr. Doyle has been a member of the board of directors of Achaogen since November 2012. Mr. Doyle holds a B.S. in Business Administration from California Polytechnic State University, San Luis Obispo, and an M.B.A. from the Haas School of Business at the University of California, Berkeley.
Michele K. Law joined our company as Chief Revenue Officer in October 2013. Ms. Law previously worked at OpenDNS, Inc., a software security company, from October 2008 until June 2013, first as Vice President of Business Development and Sales from 2008 until 2011 and then as Chief Operating Officer from 2011 until 2013. From September 2000 to January 2008, Ms. Law served first as an associate from 2000 to 2003 and then as a principal from 2003 to 2008 at Greylock Partners, a venture capital firm. Ms. Law holds a B.S. in Electrical Engineering from Cornell University and an M.B.A. from Harvard Business School.

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EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

The following tables and accompanying narrative provide information about the compensation provided to the following executive officers, to whom we refer collectively in this prospectus as the “named executive officers”:

•	Giovanni M. Colella, our Chief Executive Officer, Co-Founder and Director (our “CEO”);

•	John C. Doyle, our Chief Financial Officer;

•	Jennifer W. Chaloemtiarana, our General Counsel and Corporate Secretary; and

•	Dena Bravata, our former Chief Medical Officer and Head of Products.

We operate in a highly competitive business environment, which is characterized by frequent technological advances, rapidly changing market requirements, and the emergence of new market entrants. To succeed in this environment, we must continually develop and refine new and existing products and services, devise new business models, and demonstrate an ability to quickly identify and capitalize on new business opportunities. To achieve these objectives, we need a highly talented and seasoned team of technical, sales, marketing, operations, and other business professionals.

We compete with many other companies in seeking to attract and retain a skilled management team. To meet this challenge, we have embraced a compensation philosophy of offering our executive officers competitive compensation and benefits packages that are focused on long-term value creation and rewarding them for achieving our financial and strategic objectives.

We observe the following core principles in formulating our compensation policies and making compensation decisions:

•	creating a direct and meaningful link between company business results, individual performance, and rewards;

•	providing for significant differentiation in compensation opportunities for performance that is below, at, and above target levels;

•	providing equity awards that establish a clear alignment between the interests of our executive officers and our stockholders;

•	ensuring that compensation plans and arrangements are simple to communicate and understand; and

•	offering total compensation that is competitive and fair.

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2014 Summary Compensation Table

The following table presents summary information regarding the total compensation awarded to, earned by, or paid to each of the Named Executive Officers for services rendered in all capacities for 2013 and 2014.

Name and Principal Position	Fiscal Year	Base Salary ($)	Non-Equity Incentive Plan Compensation ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Giovanni M. Colella	2014	$283,333	$100,000	$4,054,680	278(3)	$4,438,292
Chief Executive Officer, Co-Founder and Director	2013	200,000	220,000	30,542	11,119(4)	461,661

John C. Doyle	2014	256,667	83,600	1,802,080	—	3,142,347
Chief Financial Officer	2013	250,000	96,250	567,666	—	1,001,411

Jennifer W. Chaloemtiarana	2014	85,172	34,400	1,519,313	—	1,638,885
General Counsel and Corporate Secretary	2013	—	—	—	—	—

Dena Bravata	2014	256,663		1,351,560	207,432(5)	1,815,655
Former Chief Medical Officer and Head of Products	2013	241,650	84,578	283,681	—	697,410
_____________________

(1)
The amount reported in the Non-Equity Incentive Plan Compensation column represents the cash incentive bonus paid to Dr. Colella, Mr. Doyle, Ms. Chaloemtiarana and Dr. Bravata under our incentive bonus plan for executive officers. For fiscal 2013, each of Dr. Colella, Mr. Doyle and Dr. Bravata was eligible to receive incentive cash bonuses, based on our achievement of certain strategic objectives, including objectives relating to customer acquisition and retention, health plan relationships and customer savings and engagement metrics, as determined by the Compensation and Talent Committee. Based on our achievement of the above objectives, the Compensation and Talent Committee approved a bonus to Dr. Colella of 110% of base salary. Mr. Doyle’s target bonus was 35% of base salary and the Compensation and Talent Committee approved 110% of Mr. Doyle’s target bonus, based on our achievement of the above objectives. Dr. Bravata’s target bonus was 35% of base salary and the Compensation and Talent Committee approved 100% of Dr. Bravata’s target bonus, based on our achievement of the above objectives. For fiscal 2014, each of Dr. Colella, Mr. Doyle, Ms. Chaloemtiarana and Dr. Bravata was eligible to receive incentive cash bonuses, based on our achievement of certain strategic objectives, including objectives relating to customer acquisition and retention, customer savings and engagement metrics and company financial and operational metrics, as determined by the Compensation and Talent Committee. Dr. Colella’s target bonus was 100% of base salary, and the Compensation and Talent Committee approved 33% of Dr. Colella’s target bonus, based on our achievement of certain of the above objectives. Mr. Doyle’s target bonus was 40% of base salary and the Compensation and Talent Committee approved 81% of Mr. Doyle’s target bonus, based on our achievement of certain of the above objectives. Ms. Chaloemtiarana’s target bonus was 40% of base salary and the Compensation and Talent Committee approved 100% of Ms. Chaloemtiarana’s target bonus, pursuant to the terms of Ms. Chaloemtiarana’s offer letter.

(2)
The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to the named executive officers during 2013 and 2014 as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 11 to the audited consolidated financial statements included in our Annual Report on Form 10-K. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by the named executive officers from the options.

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(3)	The amounts reported in the All Other Compensation column represents reimbursement of $278 for membership in a social organization.

(4)
The amounts reported in the All Other Compensation column represents (i) reimbursement of $3,360 for expenses in connection with attendance at a company event; (ii) a reimbursement of $5,194 for housing rental payments, following Dr. Colella’s relocation to San Francisco from New York; and (iii) tax payment reimbursements of $2,564 in connection with Dr. Colella’s housing rental payments described in clause (ii).

(5)
The amounts reported in the All Other Compensation column represents (i) a cash severance payment of $129,000, including deductions and withholdings as required under applicable law and (ii) $78,432, representing 76% of Dr. Bravata’s 2014 target bonus.

2014 Outstanding Equity Awards at Fiscal Year-End Table
The following table presents, for each of the named executive officers, information regarding outstanding stock options and other equity awards held as of December 31, 2014.

Name	Grant Date	Vesting Commencement Date	Option Awards - Number of Securities Underlying Unexercised Options (#) Exercisable	Option Awards - Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Awards - Option Exercise Price ($)	Option Awards -- Option Expiration Date
Giovanni M. Colella	7/12/12	7/12/12	46,500	—	1.09	7/11/22
	3/13/14	3/1/14	84,375	365,6251(1)	16.00	3/12/24
John C. Doyle	2/12/13	11/5/12	369,783	500,217(2)	1.12	2/11/23
	3/13/14	3/1/14	37,500	162,500(1)	16.00	3/12/24
Jennifer W. Chaloemtiarana	10/15/14	9/2/14	—	225,000(2)	11.93	10/14/24
Dena Bravata	10/23/09	10/15/09	15,105	—	0.32	3/31/15
	2/10/10	2/1/10	317,272	—	0.32	3/31/15
	2/14/11	2/14/11	294,759	—	0.80	3/31/15
	4/9/13	4/1/13	25,202	—	1.12	3/31/15
	9/25/13	4/9/13	86,666	—	1.29	3/31/15
	3/13/14	3/1/14	46,875	—	16.00	3/31/15

_____________________

(1)
This stock option vests with respect to 2.0833% of the underlying shares of our Class A common stock in forty-eight substantially equal installments upon the completion of each consecutive month of service following the vesting commencement date.

(2)
This stock option vests (a) with respect to 20% of the underlying shares of our Class A common stock on the one-year anniversary of the holder’s vesting commencement date, (b) during the second year following the commencement date, in twelve installments each consisting of 1.667% of the underlying shares of our Class A common stock upon the holder’s completion of each additional consecutive month of service and (c) with respect to the remaining underlying shares, in 24 substantially equal installments upon the completion of each additional consecutive month of service thereafter.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table includes information as of December 31, 2014 for equity compensation plans:

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Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	17,791,432(1)	4.40(2)	18,812,214(3)
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	16,392,539	n/a	18,812,214

(1)	Includes 1,398,893 shares subject to RSUs.

(2)	The weighted average exercise price relates solely to outstanding stock option shares since shares subject to RSUs have no exercise price.

(3)
Includes 6,000,000 shares of common stock that remain available for purchase under the 2014 Employee Stock Purchase Plan and 12,812,214 shares of common stock that remain available for purchase under our 2014 Equity Incentive Plan. Additionally, our 2014 Equity Incentive Plan provides for automatic annual increases in the number of shares available for issuance under it on January 1 of each of the calendar years during the term of the Plan by 5% of the number of shares of common stock issued and outstanding on each December 31 of the immediately prior year or such lesser amount determined by our Board of Directors. Similarly, our 2014 Employee Stock Purchase Plan provides for automatic annual increases in the number of shares available for issuance under it on January 1 of each of the calendar years during the term of the Plan by 1% of the number of shares of common stock issued and outstanding on each December 31 of the immediately prior year or such lesser amount determined by our Board of Directors. The Board of Directors did not increase the number of shares available for issuance under the 2014 Employee Stock Purchase Plan on January 1, 2015.

Employment Arrangements

With the exception of our CEO, we have entered into employment offer letters with each of the named executive officers in connection with his or her commencement of employment with us. Each of these offer letters was negotiated on our behalf by our CEO, with the oversight and approval of our Board of Directors and, since February 2011, our Compensation and Talent Committee.

Typically, these arrangements provided for at-will employment and included the named executive officer’s initial base salary, a discretionary annual incentive bonus opportunity, and standard employee benefit plan participation. These arrangements also provided for a recommended stock option grant to be submitted to our Board of Directors, or, after February 2011, our Compensation and Talent Committee, for approval, with an exercise price, in the case of stock options, equal to the fair market value of our common stock on the date of grant and subject to our specified vesting requirements. These offers of employment were each subject to execution of our standard confidential information and invention assignment agreement.

Potential Payments upon Termination or Change in Control
Under the terms of our 2008 Stock Incentive Plan and our 2014 Equity Incentive Plan, each named executive officer who is terminated other than for cause may exercise any previously-vested stock options that he or she held at the time of termination for a period of three months following the termination date. If a named executive officer is terminated for cause, all stock options held by

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such officer terminate as of the date of termination. For more information about the named executive officers’ outstanding equity awards as of December 31, 2014, see “—2014 Outstanding Equity Awards at Fiscal Year-End Table” above.
In October 2009, the Board of Directors approved a double trigger acceleration policy applicable to all employee stock options, including options granted to the named executive officers. Under the double trigger acceleration policy, if any named executive officer’s employment is terminated without good cause or if the named executive officer resigns for good reason (each as defined in the policy) within three months before or twelve months following the consummation of a change of control (as defined in the policy), any unvested stock options held by such named executive officer will vest as to 100% of the unvested shares of our common stock subject to the options.

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TRANSACTIONS WITH RELATED PARTIES, FOUNDERS AND CONTROL PERSONS

Other than the executive officer and director compensation arrangements discussed above under “Executive Compensation,” there were no transactions since January 1, 2014 to which we have been a participant, in which the amount involved in the transaction exceeds or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest or such other persons as may be required to be disclosed pursuant to Item 404 of Regulation S-K, which we refer collectively refer to as related parties.

Review, Approval or Ratification of Transactions with Related Parties

The charter of our Audit Committee requires that any transaction with a related party that must be reported under applicable rules of the SEC, other than compensation related matters, must be reviewed and approved or ratified by our Audit Committee. The Audit Committee has adopted a related party transactions policy to set forth the procedures for the identification, review, consideration and approval or ratification of these transactions, and a copy of such policy is posted on our website.

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REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

The Audit Committee has reviewed and discussed with our management and Ernst & Young LLP our audited consolidated financial statements for the year ended December 31, 2014. The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by SAS No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence from the Company.
Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee
David B. Singer, Chair
Ann Lamont
Ed Park

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ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

The Company’s bylaws provide that, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Castlight Health, Inc., Two Rincon Center, 121 Spear Street, Suite 300, San Francisco, California 94105, Attn: Corporate Secretary.

To be timely for the 2016 annual meeting, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at the principal executive offices of the Company not earlier than 5:00 p.m. Pacific Time on February 17, 2016 and not later than 5:00 p.m. Pacific Time on March 18, 2016. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by the Company’s bylaws.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2016 annual meeting must be received by us not later than December 22, 2015 in order to be considered for inclusion in our proxy materials for that meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to us and written representations from the directors and executive officers, we believes that all Section 16(a) filing requirements were timely met in 2014.

Available Information

We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2014, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Investor Relations
Castlight Health, Inc.
Two Rincon Center
121 Spear Street, Suite 300
San Francisco, California 94105

The Annual Report is also available on the Investor Relations section of our website, which is located at http://ir.castlighthealth.com/investor-relations/investors-overview/.

“Householding” — Stockholders Sharing the Same Last Name and Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

This year, a number of brokers with account holders who are our stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting American Stock Transfer & Trust Company, LLC, either by calling toll-free (800) 937-5449, or by writing to American Stock Transfer & Trust Company, LLC, Operations Center, 6201 15th Avenue, Brooklyn, New York 11219.

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Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write or call our Investor Relations department at Two Rincon Center, 121 Spear Street, Suite 300, San Francisco, California 94105, Attn: Investor Relations, telephone number (415) 829-1680.

Any stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Investor Relations department at the address or telephone number listed above.

STOCKHOLDER COMMUNICATIONS

Any stockholder wishing to communicate with our Board of Directors may write to our Board of Directors at Castlight Health, Inc., Two Rincon Center, 121 Spear Street, Suite 300, San Francisco, California 94105. Our Corporate Secretary will forward these letters and emails directly to our Board of Directors. Stockholders may indicate in their letters and email messages if their communication is intended to be provided to certain director(s) only. We reserve the right not to forward to our Board of Directors any abusive, threatening or otherwise inappropriate materials.

OTHER MATTERS

The Board of Directors does not presently intend to bring any other business before the meeting and, so far as is known to our Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

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APPENDIX A

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CASTLIGHT HEALTH, INC.
2014 EQUITY INCENTIVE PLAN
1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 28.
2. SHARES SUBJECT TO THE PLAN.
2.1. Number of Shares Available. Subject to Sections 2.6 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is fifteen million (15,000,000) Shares, plus (a) any reserved shares not issued or subject to outstanding grants under the Company’s 2008 Stock Incentive Plan (the “Prior Plan”) on the Effective Date (as defined below), (b) shares that are subject to stock options or other awards granted under the Prior Plan that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Effective Date, (c) shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited, (d) shares issued under the Prior Plan that are repurchased by the Company at the original issue price and (e) shares that are subject to stock options or other awards under the Prior Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award.
2.2. Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.
2.3. Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.
2.4. Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan shall be increased on January 1 of each of the calendar years 2015 through 2024, by the lesser of (a) five percent (5%) of the aggregate number of shares of the Company’s Class A and Class B common stock issued and outstanding on each December 31 immediately prior to the date of increase or (b) such number of Shares determined by the Board; provided, however, that if on January 1 of a calendar year, the Board has not either confirmed the five percent (5%) increase described in clause “(a)” of this paragraph or approved an increase of a lesser number of Shares for such calendar year, then the Board shall be deemed to have waived the automatic increase provided for by this paragraph, and no such increase shall occur for such calendar year.
2.5. Limitations. No more than fifty-five million (55,000,000) Shares shall be issued pursuant to the exercise of ISOs.
2.6. Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, including shares reserved under sub-clauses (a)-(e) of Section 2.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISOs set forth in Section 2.5, (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3 and (f) the number of Shares that may be granted as Awards to Non-Employee Directors

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as set forth in Section 12, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.
3. ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No Participant will be eligible to receive more than five million (5,000,000) Shares in any calendar year under this Plan pursuant to the grant of Awards except that new Employees are eligible to receive up to a maximum of ten million (10,000,000) Shares in the calendar year in which they commence their employment.
4. ADMINISTRATION.
4.1. Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. The Committee will have the authority to:
(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
(c) select persons to receive Awards;
(d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;
(e) determine the number of Shares or other consideration subject to Awards;
(f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;
(g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
(h) grant waivers of Plan or Award conditions;
(i) determine the vesting, exercisability and payment of Awards;
(j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(k) determine whether an Award has been earned;
(l) determine the terms and conditions of any, and to institute any Exchange Program;
(m) reduce or waive any criteria with respect to Performance Factors;
(n) adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;
(o) adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;
(p) make all other determinations necessary or advisable for the administration of this Plan; and

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(q) delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law.
4.2. Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.
4.3. Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles.
4.4. Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.
4.5. Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 2.1 hereof; and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
5. OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.

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5.1. Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.
5.2. Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement will be delivered to the Participant within a reasonable time after the granting of the Option.
5.3. Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
5.4. Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.
5.5. Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
5.6. Termination of Service. If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s Service terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options.
(a) Death. If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.
(b) Disability. If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s

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Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options.
(c) Cause. If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s date of termination of Service, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause shall have the meaning set forth in the Plan.
5.7. Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.
5.8. Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
5.9. Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.
5.10. No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.
6. RESTRICTED STOCK AWARDS. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant, or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.
6.1. Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.
6.2. Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

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6.3. Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.
6.4. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
7. STOCK BONUS AWARDS. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.
7.1. Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.
7.2. Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.
7.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
8. STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.
8.1. Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.
8.2. Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such

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number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.
8.3. Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.
8.4. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
9. RESTRICTED STOCK UNITS. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.
9.1. Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s termination of Service on each RSU. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.
9.2. Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.
9.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
10. PERFORMANCE AWARDS. A Performance Award is an award to an eligible Employee, Consultant, or Director of a cash bonus or an award of Performance Shares denominated in Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). Grants of Performance Awards shall be made pursuant to an Award Agreement.
10.1. Terms of Performance Shares. The Committee will determine, and each Award Agreement shall set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each award of Performance Shares shall be settled; (d) the consideration to be distributed on settlement, and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used; and (z) determine the number of Shares deemed subject to the award of Performance Shares. Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria. No Participant will be eligible to receive more than ten million dollars ($10,000,000) in Performance Awards in any calendar year under this Plan.
10.2. Value, Earning and Timing of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of Performance Shares

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will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof.
10.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).
11. PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):
(a) by cancellation of indebtedness of the Company to the Participant;
(b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;
(c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;
(d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;
(e) by any combination of the foregoing; or
(f) by any other method of payment as is permitted by applicable law.
12. GRANTS TO NON-EMPLOYEE DIRECTORS. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. The aggregate number of Shares subject to Awards granted to a Non-Employee Director pursuant to this Section 12 in any calendar year shall not exceed one million (1,000,000).
12.1. Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.
12.2. Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.
12.3. Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.3 shall be filed with the Company on the form prescribed by the Company.
13. WITHHOLDING TAXES.
13.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or the applicable tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent or Subsidiary employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant. The Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.

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13.2. Stock Withholding. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld or (d) withholding from proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
14. TRANSFERABILITY.
14.1. Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 14.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (a) during the Participant’s lifetime only by (i) the Participant, or (ii) the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all awards except ISOs, by a Permitted Transferee.
14.2. Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14.2 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (a) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (b) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company or its Parent or any Subsidiary, (c) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (d) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (e) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.
15. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.
15.1. Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any dividend equivalent rights permitted by an applicable Award Agreement. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2.
15.2. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.
16. CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

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17. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
18. REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval the Committee may (a) reprice Options or SARs(and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (b) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.
19. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
20. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.
21. CORPORATE TRANSACTIONS.
21.1. Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards shall have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately prior to the Corporate Transaction. Further, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. In addition, following a Corporate Transaction, 100% of the total number of Shares subject to each time-based Award held by an Employee shall become vested if the Employee’s employment is terminated by the Company without Cause or by the Employee for Good Reason during the period beginning on the date that is three (3) months prior to the Corporate Transaction and ending on the twelve (12) month anniversary of the Corporate Transaction; it being understood that the vesting acceleration set forth in

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the preceding clause is in addition to vesting of the Shares that has occurred prior to the termination of employment without Cause or for Good Reason. Awards need not be treated similarly in a Corporate Transaction.
21.2. Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.
21.3. Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.
22. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.
23. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of law rules).
24. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.
25. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
26. INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.
27. ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY. All Awards, subject to applicable law, shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancelation of outstanding Awards and the recoupment of any gains realized with respect to Awards.
28. DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

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28.1. “Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.
28.2. “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which shall be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
28.3. “Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.
28.4. “Board” means the Board of Directors of the Company.
28.5. “Cause” means (a) the Participant is convicted of, or pleads guilty or nolo contendere to, a felony (under the laws of the United States or any relevant state, or a similar crime or offense under the applicable laws of any relevant foreign jurisdiction); (b) the Participant has engaged in acts of fraud, dishonesty or other acts of willful misconduct in the course of his duties hereunder; (c) the Participant willfully fails to perform or uphold his or her duties under the applicable Award Agreement after receiving written notice from the Company or willfully fails to comply with reasonable directives of the Company without a reasonable belief the failure to comply was in the best interest of the Company; (d) a material breach by the Participant of the applicable Award Agreement or any contract the Participant is party to with the Company; provided, however, that if the breach is reasonably susceptible of cure, the Participant shall be entitled to receive at least 30 days to cure the breach fully after receiving written notice from the Company; or (e) unauthorized use or disclosure by the Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 20 above, and the term “Company” will be interpreted to include any Subsidiary or Parent, as appropriate. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement or Award Agreement with any Participant, provided that such document supersedes the definition provided in this Section 28.5.
28.6. “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
28.7. “Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.
28.8. “Common Stock” means the Class B common stock of the Company.
28.9. “Company” means Castlight Health, Inc., or any successor corporation.
28.10. “Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
28.11. “Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which

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qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company) or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by member of the Board whose appointment or election is not endorsed by as majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount shall become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.
28.12. “Director” means a member of the Board.
28.13. “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
28.14. “Effective Date” means the day immediately prior to the date of the underwritten initial public offering of the Company’s Common Stock pursuant to a registration statement that is declared effective by the SEC.
28.15. “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
28.16. “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
28.17. “Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (b) the exercise price of an outstanding Award is increased or reduced.
28.18. “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.
28.19. “Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:
(a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(b) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(c) in the case of an Option or SAR grant made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or
(d) if none of the foregoing is applicable, by the Board or the Committee in good faith.

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28.20. “Good Reason” means the occurrence of any of the following conditions without a Participant’s express written consent: (a) any reduction in the Participant’s rate of base salary or the target bonus amount that Participant is eligible to receive, unless such reduction is consistent with a salary or bonus reduction implemented by the Company for other similarly situated employees of the Company; or (b) a relocation of the Participant’s principal office with the Company of more than fifty (50) miles from its current location; provided, however, that any such condition or conditions, as applicable, shall not constitute Good Reason unless both (i) the Participant provides written notice to the Company of the condition claimed to constitute Good Reason within ninety (90) days of the initial existence of such condition(s), and (ii) the Company fails to remedy such condition(s) within thirty (30) days of receiving such written notice thereof; and provided, further, that in all events the termination of the Participant’s employment with the Company shall not be treated as a termination for “Good Reason” unless such termination occurs not more than one hundred and twenty (120) days following the initial existence of the condition claimed to constitute Good Reason . The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 20 above, and the term “Company” will be interpreted to include any Subsidiary or Parent, as appropriate. Notwithstanding the foregoing, the foregoing definition of “Good Reason” may, in part or in whole, be modified or replaced in each individual employment agreement or Award Agreement with any Participant, provided that such document supersedes the definition provided in this Section 28.20.
28.21. “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
28.22. “IRS” means the United States Internal Revenue Service.
28.23. “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.
28.24. “Option” means an award of an option to purchase Shares pursuant to Section 5.
28.25. “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.26. “Participant” means a person who holds an Award under this Plan.
28.27. “Performance Award” means cash or stock granted pursuant to Section 10 or Section 12 of the Plan.
28.28. “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:
(a) Profit Before Tax;
(b) Billings;
(c) Revenue;
(d) Net revenue;
(e) Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings);
(f) Operating income;
(g) Operating margin;
(h) Operating profit;
(i) Controllable operating profit, or net operating profit;
(j) Net Profit;
(k) Gross margin;

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(l) Operating expenses or operating expenses as a percentage of revenue;
(m) Net income;
(n) Earnings per share;
(o) Total stockholder return;
(p) Market share;
(q) Return on assets or net assets;
(r) The Company’s stock price;
(s) Growth in stockholder value relative to a pre-determined index;
(t) Return on equity;
(u) Return on invested capital;
(v) Cash Flow (including free cash flow or operating cash flows)
(w) Cash conversion cycle;
(x) Economic value added;
(y) Individual confidential business objectives;
(z) Contract awards or backlog;
(aa) Overhead or other expense reduction;
(bb) Credit rating;
(cc) Strategic plan development and implementation;
(dd) Succession plan development and implementation;
(ee) Improvement in workforce diversity;
(ff) Customer indicators;
(gg) New product invention or innovation;
(hh) Attainment of research and development milestones;
(ii) Improvements in productivity;
(jj) Bookings;
(kk) Attainment of objective operating goals and employee metrics
The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.
28.29. “Performance Period” means the period of service determined by the Committee during which years of service or performance is to be measured for the Award.
28.30. “Performance Share” means an Award granted pursuant to Section 10 or Section 12 of the Plan.
28.31. “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee)

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control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.
28.32. “Plan” means this Castlight Health, Inc. 2014 Equity Incentive Plan.
28.33. “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.
28.34. “Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.
28.35. “Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.
28.36. “SEC” means the United States Securities and Exchange Commission.
28.37. “Securities Act” means the United States Securities Act of 1933, as amended.
28.38. “Service” shall mean service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent or Subsidiary of the Company, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than 90 days (x) unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or (y) unless provided otherwise pursuant to formal policy adopted from time to time by the Committee and issued and promulgated to employees in writing. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification to vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to be employed (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor shall not terminate the service provider’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Services and the effective date on which the Participant ceased to provide Services.
28.39. “Shares” means shares of the Common Stock and the common stock of any successor entity.
28.40. “Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.
28.41. “Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.
28.42. “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.43. “Treasury Regulations” means regulations promulgated by the United States Treasury Department.
28.44. “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

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NOTICE OF STOCK OPTION GRANT
(GLOBAL)
CASTLIGHT HEALTH, INC. 2014 EQUITY INCENTIVE PLAN
You have been granted an Option by Castlight Health, Inc. (the “Company”) under the Company’s 2014 Equity Incentive Plan (the “Plan”) to purchase shares of Common Stock of the Company under the Plan subject to the terms and conditions of the Plan, this Notice of Stock Option Grant (the “Notice”) and the Stock Option Agreement (the “Option Agreement”), including any applicable country-specific provisions in the appendix attached hereto (if any) (the “Appendix”). Unless otherwise defined herein, any capitalized terms used herein will have the meaning ascribed to them in the Plan.

Name:

Address:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Exercise price per Share:

Total Number of Shares:

Type of Option:	Non-Qualified Stock Option

Incentive Stock Option

Expiration Date:	, 20 ; This Option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement.

Vesting Schedule:	[INSERT VESTING SCHEDULE].
By accepting (whether in writing, electronically or otherwise) this Option, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan, the Notice and the Option Agreement. You acknowledge and agree that the Vesting Schedule may change prospectively in the event that your service status changes between full and part-time status in accordance with Company policies relating to work schedules and vesting of awards. You further acknowledge that the grant of this Option by the Company is at the Company’s sole discretion, and does not entitle you to further grant(s) of Option(s) or any other award(s) under the Plan or any other plan or program maintained by the Company or any parent, subsidiary or affiliate of the Company. You acknowledge that the vesting of the Option pursuant to this Notice is earned only by continuing Service. By accepting this Option, you consent to electronic delivery as set forth in the Option Agreement.

CASTLIGHT HEALTH, INC.

By:

Its:

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STOCK OPTION AGREEMENT
(GLOBAL)
CASTLIGHT HEALTH, INC. 2014 EQUITY INCENTIVE PLAN
You have been granted an Option by Castlight Health, Inc. (the “Company”) under the 2014 Equity Incentive Plan (the “Plan”) to purchase Shares (the “Option”), subject to the terms and conditions of the Plan, the Notice of Stock Option Grant (the “Notice”) and this Stock Option Agreement (the “Agreement”), including any applicable country-specific provisions in the appendix attached hereto (if any) (the “Appendix”), which constitutes part of this Agreement.
1. Grant of Option. You have been granted an Option for the number of Shares set forth in the Notice at the exercise price per Share set forth in the Notice (the “exercise price”). In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. If designated in the Notice as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an ISO, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonqualified Stock Option (“NSO”).
2. Termination Period.
(a) General Rule. If your Service terminates for any reason except death or Disability, and other than for Cause, then this Option will expire at the close of business at Company headquarters on the date three months after your termination date. If your Service is terminated for Cause, this Option will expire upon the date of such termination. Your Service will be considered terminated as of the date you are no longer providing services (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any). In case of any dispute as to whether your termination of Service has occurred, the Committee shall have sole discretion to determine whether such termination has occurred and the effective date of such termination. The Committee shall have the exclusive discretion to determine whether you may still be considered to be providing services while on an approved leave of absence.
(b) Death; Disability. If you die before your Service terminates, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date of death. If your Service terminates because of your Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after your termination date.
(c) No Notice. You are responsible for keeping track of these exercise periods following your termination of Service for any reason. The Company will not provide further notice of such periods. In no event shall this Option be exercised later than the Expiration Date set forth in the Notice.
3. Exercise of Option.
(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice and the applicable provisions of the Plan and this Agreement. In the event of your death, Disability, or other cessation of Service, the exercisability of the Option is governed by the applicable provisions of the Plan, the Notice and this Agreement. This Option may not be exercised for a fraction of a Share.
(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice in a form specified by the Company (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be delivered in person, by mail, via electronic mail or facsimile or by other authorized method to the Secretary of the Company or other person designated by the Company. The Exercise Notice shall be accompanied by payment of the aggregate exercise price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by the aggregate exercise price and any applicable tax withholding due upon exercise of the Option.
(c) Exercise by Another. If another person wants to exercise this Option after it has been transferred to him or her in compliance with this Agreement, that person must prove to the Company’s satisfaction that he or she is entitled to exercise this Option. That person must also complete the proper Exercise Notice form (as described above) and pay the exercise price (as described below) and any applicable tax withholding due upon exercise of the Option (as described below).

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4. Method of Payment. Payment of the aggregate exercise price shall be by any of the following, or a combination thereof, at your election:
(a) your personal check, wire transfer, or a cashier’s check;
(b) certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company; the value of the shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the Option shares issued to you. However, you may not surrender, or attest to the ownership of, shares of Company stock in payment of the exercise price of your Option if your action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes;
(c) cashless exercise through irrevocable directions to a securities broker approved by the Company to sell all or part of the Shares covered by this Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by signing a special notice of exercise form provided by the Company; or
(d) other method authorized by the Company.
5. Non-Transferability of Option. In general, except as provided below, only you may exercise this Option prior to your death. You may not transfer or assign this Option, except as provided below. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will or in a beneficiary designation. However, if this Option is designated as a NSO in the Notice, then the Committee (as defined in the Plan) may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members. For purposes of this Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in- law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest. In addition, if this Option is designated as a NSO in the Notice, then the Committee may, in its sole discretion, allow you to transfer this Option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights. The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of you only by you, your guardian, or legal representative, as permitted in the Plan. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of you.
6. Term of Option. This Option shall in any event expire on the expiration date set forth in the Notice, which date is 10 years after the grant date (five years after the grant date if this Option is designated as an ISO in the Notice and Section 5.3 of the Plan applies).
7. Tax Consequences. You should consult a tax advisor for tax consequences relating to this Option in the jurisdiction in which you are subject to tax. YOU SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.
(a) Exercising the Option. You will not be allowed to exercise this Option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the Option exercise.
(b) Notice of Disqualifying Disposition of ISO Shares. If you sell or otherwise dispose of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, you shall immediately notify the Company in writing of such disposition. You agree that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current compensation paid to you.
8. Withholding Taxes and Stock Withholding. Regardless of any action the Company or your actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related

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withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items.
Prior to exercise of the Option, you shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer. With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be issued to you when you exercise this Option, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company. The Fair Market Value of these Shares, determined as of the effective date of the Option exercise, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this Section.
9. Acknowledgement. The Company and you agree that the Option is granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference). You: (a) acknowledge receipt of a copy of the Plan and the Plan prospectus, (b) represent that you have carefully read and are familiar with their provisions, and (c) hereby accept the Option subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and the Agreement.
10. Appendix. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any special terms and conditions set forth in the Appendix to this Agreement for your country set forth as an attachment to this Agreement (if any). Moreover, if you relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
11. Consent to Electronic Delivery of All Plan Documents and Disclosures. By your acceptance of this Option, you consent to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Option. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost if you contact the Company by telephone, through a postal service or electronic mail at [insert e-mail address]. You further acknowledge that you will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, you understand that you must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, you understand that your consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if you have provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at [insert e-mail address]. Finally, you understand that you are not required to consent to electronic delivery. To the extent you have been provided with a copy of this Agreement, the Plan, or any other documents relating to the Option in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.
12. Compliance with Laws and Regulations; Legends. The issuance of Shares will be subject to and conditioned upon compliance by the Company and you with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer. The inability of the Company to obtain from any regulatory body having jurisdiction the

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authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Shares pursuant to this Option, the Company may require you to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. The Shares issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the Company.
13. Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded and (c) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
14. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate your Service, for any reason, with or without cause.
15. Adjustment. In the event of a stock split, a stock dividend or a similar change in Company stock, the number of Shares covered by this Option and the exercise price per Share may be adjusted pursuant to the Plan.
16. Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, you hereby agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering; provided however that, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this Section shall continue to apply until the end of the third trading day following the expiration of the fifteen (15)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond two hundred sixteen (216) days after the effective date of the registration statement.
17. Plan Discretionary; Extraordinary Compensation. You acknowledge and understand that the Plan is wholly discretionary in nature. You understand that the Company has reserved the right to amend, suspend or terminate the Plan at any time, and that the grant of an Option in one year or at any time does not in any way create any contractual or other right to receive future grants of Options or benefits in lieu of Options in any future year or in any given amount. You understand that all determinations with respect to any such future grants, including, but not limited to, the times when Options shall be offered and the vesting schedule will be at the sole discretion of the Company. The value of the Option is an extraordinary item of compensation outside the scope of your employment contract, if any, and is not to be considered part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. You acknowledge that the right to be granted Options and to continue vesting or to receive further grants of Options will terminate effective as of the date upon which you receive notice of termination, regardless of when the termination is effective.
18. Data Privacy.
(a) You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement and any other grant materials by and among, as applicable, the Employer, the Company and its Parent, and Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan (“Data”).

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(b) You understand that the Company and the Employer may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the exclusive purpose of implementing, administering and managing the Plan.
(c) You understand that Data may be transferred to a Company-designated Plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorizes the Company, its designated Plan broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. Further, you understand that you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke your consent, your employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing your consent is that the Company would not be able to grant you Options or other equity awards or administer or maintain such awards. Therefore, you understand that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.
19. Award Subject to Company Clawback or Recoupment. The Option shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of your employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law may require the cancelation of your Option (whether vested or unvested) and the recoupment of any gains realized with respect to your Option.
This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded. This Agreement may be amended only by another written agreement between the parties.
BY ACCEPTING THIS OPTION, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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Appendix
[To be provided, if required.]

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NOTICE OF RESTRICTED STOCK AWARD
CASTLIGHT HEALTH, INC. 2014 EQUITY INCENTIVE PLAN
You (“you”) have been granted the opportunity to purchase shares of Common Stock of Castlight Health, Inc. (the “Company”) that are subject to restrictions (the “Restricted Shares”) and the terms and conditions of the Castlight Health, Inc. 2014 Equity Incentive Plan (the “Plan”), this Notice of Restricted Stock Award (the “Notice”) and the attached Restricted Stock Agreement (the “Restricted Stock Agreement”). Unless otherwise defined herein, any capitalized terms used herein will have the meaning ascribed to them in the Plan.

Name:

Address:

Total Number of Restricted Shares Awarded:

Fair Market Value per Restricted Share:	$

Total Fair Market Value of Award:	$

Purchase Price per Restricted Share:	$

Total Purchase Price for all Restricted Shares:	$

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:	[INSERT VESTING SCHEDULE]

CASTLIGHT HEALTH, INC.	RECIPIENT:

By:	Signature

Its:	Please Print Name

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RESTRICTED STOCK AGREEMENT
CASTLIGHT HEALTH, INC. 2014 EQUITY INCENTIVE PLAN
THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is made as of             , 20     by and between Castlight Health, Inc., a Delaware corporation (the “Company”), and              (“Participant”) pursuant to the Company’s 2014 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan shall have the same meanings in this Agreement.
1. Sale of Stock. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Participant, and Participant agrees to purchase from the Company the number of Shares shown on the Notice of Restricted Stock Award (the “Notice”) at a purchase price of $             per Share. The per Share purchase price of the Shares shall be not less than the par value of the Shares as of the date of the offer of such Shares to the Participant. The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Participant is entitled by reason of Participant’s ownership of the Shares.
2. Time and Place of Purchase. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Participant shall agree (the “Purchase Date”). On the Purchase Date, the Company will issue a stock certificate registered in Participant’s name, or uncertificated shares designated for the Participant in book entry form on the records of the Company’s transfer agent, representing the Shares to be purchased by Participant against payment of the purchase price therefor by Participant by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Participant, (c) Participant’s personal Services that the Committee has determined to have a value not less than aggregate par value of the Shares to be issued Participant, or (d) a combination of the foregoing.
3. Restrictions on Resale. By signing this Agreement, Participant agrees not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as Participant is providing Service to the Company or a Subsidiary of the Company.
(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Agreement, a “Repurchase Event” shall mean an occurrence of one of the following:
(i) termination of Participant’s Service, whether voluntary or involuntary and with or without cause;
(ii) resignation, retirement or death of Participant; or
(iii) any attempted transfer by Participant of the Shares, or any interest therein, in violation of this Agreement.
Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase the Shares of Participant at a price equal to the Purchase Price per Share (the “Repurchase Right”). The Repurchase Right shall lapse in accordance with the vesting schedule set forth in the Notice of Restricted Stock Award. For purposes of this Agreement, “Unvested Shares” means Stock pursuant to which the Company’s Repurchase Right has not lapsed.
(b) Exercise of Repurchase Right. Unless the Company provides written notice to Participant within 90 days from the date of termination of Participant’s Service to the Company that the Company does not intend to exercise its Repurchase Right with respect to some or all of the Unvested Shares, the Repurchase Right shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Participant that it is exercising its Repurchase Right as of a date prior to such 90th day. Unless Participant is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Right as to some or all of the Unvested Shares, execution of this Agreement by Participant constitutes written notice to Participant of the Company’s intention to exercise its Repurchase Right with respect to all Unvested Shares to which such Repurchase Right applies at the time of Participant’s termination of Service. The Company, at its choice, may satisfy its payment obligation to Participant with respect to exercise of the Repurchase Right by either (A) delivering a check to Participant in the amount of the purchase price for the Unvested Shares being repurchased, or (B) in the event Participant is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the

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Repurchase Right by canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, such cancellation of indebtedness shall be deemed automatically to occur as of the 90th day following termination of Participant’s Service unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Unvested Shares pursuant to the Repurchase Right, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Participant.
(c) Acceptance of Restrictions. Acceptance of the Shares shall constitute Participant’s agreement to such restrictions and the legending of his or her certificates or the notation in the Company’s direct registration system for stock issuance and transfer of such restrictions and accompanying legends set forth in Section 4(a) with respect thereto. Notwithstanding such restrictions, however, so long as Participant is the holder of the Shares, or any portion thereof, he or she shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.
(d) Non-Transferability of Unvested Shares. In addition to any other limitation on transfer created by applicable securities laws or any other agreement between the Company and Participant, Participant may not transfer any Unvested Shares, or any interest therein, unless consented to in writing by a duly authorized representative of the Company. Any purported transfer is void and of no effect, and no purported transferee thereof will be recognized as a holder of the Unvested Shares for any purpose whatsoever. Should such a transfer purport to occur, the Company may refuse to carry out the transfer on its books, set aside the transfer, or exercise any other legal or equitable remedy. In the event the Company consents to a transfer of Unvested Shares, all transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Right. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Participant for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Right is deemed exercised by the Company, the Company may deem any transferee to have transferred the Shares or interest to Participant prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Participant’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Participant for such Shares or interest.
(e) Assignment. The Repurchase Right may be assigned by the Company in whole or in part to any persons or organization.
4. Restrictive Legends and Stop Transfer Orders.
(a) Legends. The certificate or certificates or book entry or book entries representing the Shares shall bear or be noted by the Company’s transfer agent with the following legend (as well as any legends required by applicable state and federal corporate and securities laws):
THE SHARES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
5. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s Service, for any reason, with or without cause.
6. Miscellaneous.

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(a) Acknowledgement. The Company and Participant agree that the Restricted Shares are granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the Restricted Shares subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.
(b) Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c) Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.
(d) Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
(e) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
(f) Notices. Any notice to be given under the terms of the Plan shall be addressed to the Company in care of its principal office, and any notice to be given to the Participant shall be addressed to such Participant at the address maintained by the Company for such person or at such other address as the Participant may specify in writing to the Company.
(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall he deemed an original and all of which together shall constitute one instrument.
(h) U.S. Tax Consequences. Unless an Election (defined below) is made, in which case, the tax mechanics under Section 8 apply, upon vesting of Shares, Participant will include in taxable income the difference between the fair market value of the vesting Shares, as determined on the date of their vesting, and the price paid for the Shares. This will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. In the absence of an Election, the Company shall withhold a number of vesting Shares with a fair market value (determined on the date of their vesting) equal to the minimum amount the Company is required to withhold for income and employment taxes. If Participant makes an Election, then Participant must, prior to making the Election, pay in cash (or check) to the Company an amount equal to the amount the Company is required to withhold for income and employment taxes.
7. Withholding Taxes. Regardless of any action the Company or your employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or your Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the shares received under this award, including the award or vesting of such shares, the subsequent sale of shares under this award and the receipt of any dividends; and (2) do not commit to structure the terms of the award to reduce or eliminate your liability for Tax-Related Items.
No stock certificates will be released to you unless you have paid or made adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or your Employer. In this regard, you authorize the Company and/or your Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or

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other cash compensation paid to you by the Company and/or your Employer. With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding shares that otherwise would be delivered to you when they vest having a Fair Market Value equal to the amount necessary to satisfy the minimum statutory withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company. The Fair Market Value of these shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or your Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your acquisition of shares that cannot be satisfied by the means previously described. The Company may refuse to deliver the shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.
8. Section 83(b) Election. Participant hereby acknowledges that he or she has been informed that, with respect to the purchase of the Shares, an election may be filed by the Participant with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase (the “Election”). Making the Election will result in recognition of taxable income to the Participant on the date of purchase, measured by the excess, if any, of the Fair Market Value of the Shares over the purchase price for the Shares. Absent such an Election, taxable income will be measured and recognized by Participant at the time or times on which the Company’s Repurchase Right lapses. Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election. PARTICIPANT ACKNOWLEDGES THAT IT IS SOLELY PARTICIPANT’S RESPONSIBILITY, AND NOT THE COMPANY’S RESPONSIBILITY, TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PARTICIPANT REQUESTS THE COMPANY, OR ITS REPRESENTATIVE, TO MAKE THIS FILING ON PARTICIPANT’S BEHALF
9. Consent to Electronic Delivery of All Plan Documents and Disclosures. By acceptance of these Restricted Shares, you consent to the electronic delivery of the Notice, this Restricted Stock Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Restricted Shares. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost if you contact the Company by telephone, through a postal service or electronic mail at [email address]. You further acknowledge that you will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, you understand that you must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, you understand that your consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if you have provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at [email address]. Finally, you understand that you are not required to consent to electronic delivery. To the extent you have been provided with a copy of this Agreement, the Plan, or any other documents relating to the Restricted Shares in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.
10. Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, you hereby agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering; provided however that, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this Section shall continue to apply until the end of the third trading day following the expiration of the fifteen (15)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond two hundred sixteen (216) days after the effective date of the registration statement.

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11. Award Subject to Company Clawback or Recoupment. The Shares shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of your employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law may require the cancelation of your Shares (whether vested or unvested) and the recoupment of any gains realized with respect to your Shares.
BY ACCEPTING THIS AWARD OF RESTRICTED SHARES, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

29042/00003/SF/5461617.4

RECEIPT
Castlight Health, Inc. hereby acknowledges receipt of (check as applicable):
☐ A check in the amount of $
☐ The cancellation of indebtedness in the amount of $
given by              as consideration for the book entry in the Participant’s name or Certificate No. -             for              shares of Common Stock of Castlight Health, Inc.
Dated:

CASTLIGHT HEALTH, INC.

By:

Its:
RECEIPT AND CONSENT
The undersigned Participant hereby acknowledges the book entry in the Participant’s name or receipt of a photocopy of Certificate No. -             for              shares of Common Stock of Castlight Health, Inc. (the “Company”).
The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Agreement that Participant has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned’s name. To facilitate any transfer of Shares to the Company pursuant to the Restricted Stock Agreement, Participant has executed the attached Assignment Separate from Certificate.
Dated:                     , 20

Signature

Please Print Name

29042/00003/SF/5461617.4

STOCK POWER AND ASSIGNMENT
SEPARATE FROM STOCK CERTIFICATE
FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement dated as of             ,             , [COMPLETE AT THE TIME OF PURCHASE] (the “Agreement”), the undersigned Participant hereby sells, assigns and transfers unto             ,              shares of the Common Stock of Castlight Health, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented hereby by book entry or by Certificate No(s).              [COMPLETE AT THE TIME OF PURCHASE] delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.
Dated:             ,

PARTICIPANT

(Signature)

(Please Print Name)
Instructions to Participant: Please do not fill in any blanks other than the signature line. The purpose of this document is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its “Repurchase Right” set forth in the Agreement without requiring additional action by the Participant.

29042/00003/SF/5461617.4

NOTICE OF STOCK APPRECIATION RIGHT
CASTLIGHT HEALTH, INC. 2014 EQUITY INCENTIVE PLAN
You have been granted Stock Appreciation Rights (each, a “SAR”) by Castlight Health, Inc. (the “Company”) under the Company’s 2014 Equity Incentive Plan (the “Plan”) to purchase shares of Common Stock of the Company under the Plan subject to the terms and conditions of the Plan, this Notice of Stock Appreciation Right (the “Notice”) and the Stock Appreciation Right Agreement (the “SAR Agreement”). Unless otherwise defined herein, any capitalized terms used herein will have the meaning ascribed to them in the Plan.

Name:

Address:
By accepting (whether in writing, electronically or otherwise) this SAR, you and the Company agree that this SAR is granted under and governed by the terms and conditions of the Plan, the Notice and the SAR Agreement. You acknowledge and agree that the Vesting Schedule may change prospectively in the event that your service status changes between full and part-time status in accordance with Company policies relating to work schedules and vesting of awards. You further acknowledge that the grant of this SAR by the Company is at the Company’s sole discretion, and does not entitle you to further grant(s) of SAR(s) or any other award(s) under the Plan or any other plan or program maintained by the Company or any parent, subsidiary or affiliate of the Company. You acknowledge that the vesting of the SAR pursuant to this Notice is earned only by continuing Service. By accepting this SAR, you consent to electronic delivery as set forth in the SAR Agreement.

Grant Number:

Date of Grant:

Vesting Commencement Date:

Fair Market Value on Date of Grant:

Total Number of Shares:

Expiration Date:	, 20__; This SAR expires earlier if your Service terminates earlier, as described in the SAR Agreement.

Vesting Schedule:	[INSERT VESTING SCHEDULE].

CASTLIGHT HEALTH, INC.

By:

Its:

29042/00003/SF/5461617.4

STOCK APPRECIATION RIGHT AGREEMENT
CASTLIGHT HEALTH, INC. 2014 EQUITY INCENTIVE PLAN
You have been granted Stock Appreciation Rights (each, a “SAR”) by Castlight Health, Inc. (the “Company”) under the Company’s 2014 Equity Incentive Plan (the “Plan”), subject to the terms and conditions of the Plan, the Notice of Stock Appreciation Right Grant (the “Notice”) and this Stock Appreciation Right Agreement (the “Agreement”).
1. Grant of SAR. You have been granted a SAR for the number of Shares set forth in the Notice. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.
2. Termination Period.
(a) General Rule. If your Service terminates for any reason except death or Disability, and other than for Cause, then this SAR will expire at the close of business at Company headquarters on the date three months after your termination date. If your Service is terminated for Cause, this SAR will expire upon the date of such termination. Your Service will be considered terminated as of the date you are no longer providing services (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any). In case of any dispute as to whether your termination of Service has occurred, the Committee shall have sole discretion to determine whether such termination has occurred and the effective date of such termination. The Committee shall have the exclusive discretion to determine whether you may still be considered to be providing services while on an approved leave of absence.
(b) Death; Disability. If you die before your Service terminates, then this SAR will expire at the close of business at Company headquarters on the date 12 months after the date of death. If your Service terminates because of your Disability, then this SAR will expire at the close of business at Company headquarters on the date 12 months after your termination date.
(c) No Notice. You are responsible for keeping track of these exercise periods following your termination of Service for any reason. The Company will not provide further notice of such periods. In no event shall this SAR be exercised later than the Expiration Date set forth in the Notice.
3. Exercise of SAR.
(a) Right to Exercise. This SAR is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice and the applicable provisions of the Plan and this Agreement. In the event of your death, Disability, or other cessation of Service, the exercisability of the SAR is governed by the applicable provisions of the Plan, the Notice and this Agreement. This SAR may not be exercised for a fraction of a Share.
(b) Method of Exercise. This SAR is exercisable by delivery of an exercise notice in a form specified by the Company (the “Exercise Notice”), which shall state the election to exercise the SAR, the number of Shares in respect of which the SAR is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be delivered in person, by mail, via electronic mail or facsimile or by other authorized method to the Secretary of the Company or other person designated by the Company. This SAR shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by any applicable tax withholding due upon exercise of the SAR.
(c) Exercise by Another. If another person wants to exercise this SAR after it has been transferred to him or her in compliance with this Agreement, that person must prove to the Company’s satisfaction that he or she is entitled to exercise this SAR. That person must also complete the proper Exercise Notice form (as described above) and pay any applicable tax withholding due upon exercise of the SAR (as described below).
4. Non-Transferability of SAR. In general, except as provided below, only you may exercise this SAR prior to your death. You may not transfer or assign this SAR, except as provided below. For instance, you may not sell this SAR or use it as security for a loan. If you attempt to do any of these things, this SAR will immediately become invalid. You may, however, dispose of this SAR in your will or in a beneficiary designation. However, the Committee (as defined in the Plan) may, in its sole discretion, allow you to transfer

29042/00003/SF/5461617.4

this SAR as a gift to one or more family members. For purposes of this Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in- law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest. The Committee may, in its sole discretion, allow you to transfer this SAR to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights. The Committee will allow you to transfer this SAR only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement. This SAR may not be transferred in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of you only by you, your guardian, or legal representative, as permitted in the Plan. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of you.
5. Term of SAR. This SAR shall in any event expire on the expiration date set forth in the Notice, which date is 10 years after the grant date.
6. Tax Consequences. You should consult a tax advisor for tax consequences relating to this SAR in the jurisdiction in which you are subject to tax. YOU SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS SAR OR DISPOSING OF THE SHARES. You will not be allowed to exercise this SAR unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the SAR exercise.
7. Withholding Taxes and Stock Withholding. Regardless of any action the Company or your actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the SAR grant, including the grant, vesting or exercise of the SAR, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the SAR to reduce or eliminate your liability for Tax-Related Items.
Prior to exercise of the SAR, you shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer. With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be issued to you when you exercise this SAR, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company. The Fair Market Value of these Shares, determined as of the effective date of the SAR exercise, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this Section.
8. Acknowledgement. The Company and you agree that the SAR is granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference). You: (a) acknowledge receipt of a copy of the Plan and the Plan prospectus, (b) represent that you have carefully read and are familiar with their provisions, and (c) hereby accept the SAR subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and the Agreement.
9. Consent to Electronic Delivery of All Plan Documents and Disclosures. By your acceptance of this SAR, you consent to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to

29042/00003/SF/5461617.4

the SAR. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost if you contact the Company by telephone, through a postal service or electronic mail at [insert e-mail address]. You further acknowledge that you will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, you understand that you must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, you understand that your consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if you have provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at [insert e-mail address]. Finally, you understand that you are not required to consent to electronic delivery.
10. Compliance with Laws and Regulations; Legends. The Company will not permit anyone to exercise this SAR if the issuance of shares at that time would violate any law or regulation, including without limitation all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer. The Shares issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the Company.
11. Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded and (c) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
12. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate your Service, for any reason, with or without cause.
13. Adjustment. In the event of a stock split, a stock dividend or a similar change in Company stock, the number of Shares covered by this SAR may be adjusted pursuant to the Plan.
14. Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, you hereby agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering; provided however that, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this Section shall continue to apply until the end of the third trading day following the expiration of the fifteen (15)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond two hundred sixteen (216) days after the effective date of the registration statement.
15. Award Subject to Company Clawback or Recoupment. The SAR shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of your employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law may require the cancelation of your SAR (whether vested or unvested) and the recoupment of any gains realized with respect to your SAR.

29042/00003/SF/5461617.4

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this SAR. Any prior agreements, commitments or negotiations concerning this SAR are superseded. This Agreement may be amended only by another written agreement between the parties.
BY ACCEPTING THIS SAR, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

29042/00003/SF/5461617.4

NOTICE OF RESTRICTED STOCK UNIT AWARD
(GLOBAL)
CASTLIGHT HEALTH, INC. 2014 EQUITY INCENTIVE PLAN
You (“you”) have been granted an award of Restricted Stock Units (“RSUs”) by Castlight Health, Inc. (the “Company”) under the Company’s 2014 Equity Incentive Plan (the “Plan”) subject to the terms and conditions of the Plan, this Notice of Restricted Stock Unit Award (the “Notice”) and the attached Restricted Stock Unit Agreement (hereinafter “RSU Agreement”), including any applicable country-specific provisions in the appendix attached hereto (if any) (the “Appendix”). Unless otherwise defined herein, any capitalized terms used herein will have the meaning ascribed to them in the Plan.

Name:

Address:
By accepting (whether in writing, electronically or otherwise) these RSUs, you and the Company agree that these RSUs are granted under and governed by the terms and conditions of the Plan, the Notice and the RSU Agreement. You acknowledge and agree that the Vesting Schedule may change prospectively in the event that your service status changes between full and part-time status in accordance with Company policies relating to work schedules and vesting of awards. You further acknowledge that the grant of this RSU by the Company is at the Company’s sole discretion, and does not entitle you to further grant(s) of RSU(s) or any other award(s) under the Plan or any other plan or program maintained by the Company or any parent, subsidiary or affiliate of the Company. You acknowledge that the vesting of the RSUs pursuant to this Notice is earned only by continuing Service. By accepting this RSU, you consent to electronic delivery as set forth in the RSU Agreement.

Number of RSUs:

Date of Grant:

Vesting Commencement Date:

Expiration Date:	The date on which settlement of all RSUs granted hereunder occurs. This RSU expires earlier if your Service terminates, as described in the RSU Agreement.

Vesting Schedule:	[INSERT DESIRED VESTING SCHEDULE]

PARTICIPANT	CASTLIGHT HEALTH, INC.

Signature:	By:

Print Name:	Its:

29042/00003/SF/5461617.4

RESTRICTED STOCK UNIT AGREEMENT
(GLOBAL)
CASTLIGHT HEALTH, INC. 2014 EQUITY INCENTIVE PLAN
You have been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”) and this RSU Agreement, including any applicable country-specific provisions in the appendix attached hereto (if any) (the “Appendix”)
1. Settlement. Settlement of RSUs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice. Settlement of RSUs shall be in Shares. Settlement means the delivery of the Shares vested under an RSU. No fractional RSUs or rights for fractional Shares shall be created pursuant to this RSU Agreement.
2. No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, you shall have no ownership of the Shares allocated to the RSUs and shall have no right dividends or to vote such Shares.
3. Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to you.
4. No Transfer. RSUs may not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of in any manner other than by will or by the laws of descent or distribution or court order or unless otherwise permitted by the Committee on a case-by-case basis.
5. Termination. If your Service terminates for for Cause or your resignation without Good Reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights you have to such RSUs shall immediately terminate. If your Service is terminated by the Company without Cause or by you for Good Reason, all unvested RSUs shall be forfeited to the Company three months following the termination of your Service, and all rights you have to such RSUs shall terminate three months following the termination of your Service. Notwithstanding the foregoing, vesting ceases on such date your Service terminates (unless determined otherwise by the Committee). Your Service will be considered terminated as of the date you are no longer providing services (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any). In case of any dispute as to whether your termination of Service has occurred, the Committee shall have sole discretion to determine whether such termination has occurred and the effective date of such termination. The Committee shall have the exclusive discretion to determine whether you may still be considered to be providing services while on an approved leave of absence.
6. Tax Consequences. You acknowledge that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and you should consult a tax adviser regarding your tax obligations prior to such settlement or disposition in the jurisdiction where you are subject to tax.
7. Withholding Taxes and Stock Withholding. Regardless of any action the Company or your actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the award, including the settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (2) do not commit to structure the terms of the award or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items. You acknowledge that if you are subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to the settlement of your RSUs, you shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer. With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be issued to you when your RSUs are settled, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amount, (b) having the

29042/00003/SF/5461617.4

Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf and you hereby authorize such sales by this authorization), (c) your payment of a cash amount, or (d) any other arrangement approved by the Company; all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable; provided however, that if you are a Section 16 officer of the Company under the Exchange Act, then the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (a)-(d) above, and the Committee shall establish the method prior to the Tax-Related Items withholding event. The Fair Market Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes. You shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. Finally, you acknowledge that the Company has no obligation to deliver Shares to you until you have satisfied the obligations in connection with the Tax-Related Items as described in this Section.
Unless determined otherwise by the Committee in advance of a Tax-Related Items withholding event, the method of withholding for this RSU will be (a) above.
8. Acknowledgement. The Company and you agree that the RSUs are granted under and governed by the Notice, this RSU Agreement and the provisions of the Plan. You: (a) acknowledge receipt of a copy of the Plan prospectus, (b) represent that you have carefully read and are familiar with their provisions, and (c) hereby accept the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Notice.
9. Entire Agreement; Enforcement of Rights. This RSU Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this RSU Agreement, nor any waiver of any rights under this RSU Agreement, shall be effective unless in writing and signed by the parties to this RSU Agreement. The failure by either party to enforce any rights under this RSU Agreement shall not be construed as a waiver of any rights of such party.
10. Compliance with Laws and Regulations; Legends. The issuance of Shares will be subject to and conditioned upon compliance by the Company and you with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Shares pursuant to this RSU, the Company may require you to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. The Shares issued pursuant to this RSU Agreement shall be endorsed with appropriate legends, if any, determined by the Company.
11. Governing Law; Severability. If one or more provisions of this RSU Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this RSU Agreement, (b) the balance of this RSU Agreement shall be interpreted as if such provision were so excluded and (c) the balance of this RSU Agreement shall be enforceable in accordance with its terms. This RSU Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
12. No Rights as Employee, Director or Consultant. Nothing in this RSU Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate your Service, for any reason, with or without cause.
13. Appendix. Notwithstanding any provisions in this RSU Agreement, the RSU shall be subject to any special terms and conditions set forth in the Appendix to this RSU Agreement for your country set forth as an attachment to this RSU Agreement (if any). Moreover, if you relocate to one of the countries included in the Appendix, the special terms and conditions for such country will

29042/00003/SF/5461617.4

apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this RSU Agreement.
14. Consent to Electronic Delivery of All Plan Documents and Disclosures. By acceptance of this RSU, you consent to the electronic delivery of the Notice, this RSU Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the RSU. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost if you contact the Company by telephone, through a postal service or electronic mail at [insert email]. You further acknowledge that you will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, you understand that you must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, you understand that your consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if you have provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at [insert email]. Finally, you understand that you are not required to consent to electronic delivery. To the extent you have been provided with a copy of this RSU Agreement, the Plan, or any other documents relating to the RSU in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.
15. Code Section 409A. For purposes of this RSU Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this RSU Agreement in connection with your termination of employment constitute deferred compensation subject to Section 409A, and you are deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (a) the expiration of the six-month period measured from your separation from service from the Company or (b) the date of your death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to you including, without limitation, the additional tax for which you would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this RSU Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.
16. Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, you hereby agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering; provided however that, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this Section shall continue to apply until the end of the third trading day following the expiration of the fifteen (15)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond two hundred sixteen (216) days after the effective date of the registration statement.
17. Award Subject to Company Clawback or Recoupment. The RSU shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of your employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law may require the cancelation of your RSU (whether vested or unvested) and the recoupment of any gains realized with respect to your RSU.

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18. Plan Discretionary; Extraordinary Compensation. You acknowledge and understand that the Plan is wholly discretionary in nature. You understand that the Company has reserved the right to amend, suspend or terminate the Plan at any time, and that the grant of an RSU in one year or at any time does not in any way create any contractual or other right to receive future grants of RSUs or benefits in lieu of RSUs in any future year or in any given amount. You understand that all determinations with respect to any such future grants, including, but not limited to, the times when RSUs shall be offered, the settlement of RSUs, and the vesting schedule will be at the sole discretion of the Company. The value of the RSU is an extraordinary item of compensation outside the scope of your employment contract, if any, and is not to be considered part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. You acknowledge that the right to be granted RSUs, receive settlement of unvested RSUs, and to continue vesting or to receive further grants of RSUs will terminate effective as of the date upon which you receive notice of termination, regardless of when the termination is effective.
19. Data Privacy.
(a) You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this RSU Agreement and any other grant materials by and among, as applicable, the Employer, the Company and its Parent, and Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan (“Data”).
(b) You understand that the Company and the Employer may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the exclusive purpose of implementing, administering and managing the Plan.
(c) You understand that Data may be transferred to a Company-designated Plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorizes the Company, its designated Plan broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. Further, you understand that you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke your consent, your employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing your consent is that the Company would not be able to grant you RSUs, options or other equity awards or administer or maintain such awards. Therefore, you understand that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.
BY ACCEPTING THIS RSU, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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